UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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GENERAL CANNABIS CORP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GENERAL CANNABIS CORP

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

You are cordially invited to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of General Cannabis Corp, a Colorado corporation (the “Company”), to be held at the offices of the Company’s counsel, Fox Rothschild LLP, located at 1225 17th Street, Suite 2200, Denver, Colorado 80202 on November 23, 2020 at 9:00 a.m. Mountain Time.

The Annual Meeting of the Company is being held for the following purposes:

1.	To elect five (5) directors to the board of directors (the “Board of Directors” or the “Board”) to serve until the 2021 annual meeting of shareholders or until their successors are elected and qualified;
2.	To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers;
3.	To consider and vote on a proposal to amend the Company’s Amended and Restated Articles of Incorporation to increase the authorized number of shares of common stock from 100,000,000 to 200,000,000 shares;
4.	To approve the General Cannabis Corp 2020 Omnibus Incentive Plan;
5.	To ratify the appointment of Marcum LLP, as the independent registered public accounting firm of the Company for the year ending December 31, 2020; and
6.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on October 13, 2020 as the record date (the “Record Date”) for determining those shareholders who will be entitled to vote at the Annual Meeting.

You are cordially invited to attend the Annual Meeting, but whether or not you plan to attend the Annual Meeting, please vote at your earliest convenience by dating and signing your proxy card and returning it in the enclosed postage paid envelope or via the Internet or by telephone by following the instructions on your proxy card. You may revoke your proxy at any time before it is voted at the Annual Meeting. The giving of this proxy card will not affect your right to vote in person in the event you find it convenient to attend. If you are a shareholder who owns shares through a nominee and attends the Annual Meeting, you should bring a letter from your nominee identifying you as the beneficial owner of the shares and acknowledging that you will vote your shares.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Steve Gutterman

Chief Executive Officer

Dated: October 21, 2020
Denver, Colorado

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SHAREHOLDER MEETING TO BE HELD ON NOVEMBER 23, 2020: THE 2020 PROXY
STATEMENT AND THE ANNUAL REPORT TO SHAREHOLDERS FOR THE YEAR ENDED
DECEMBER 31, 2019 ARE ALSO AVAILABLE AT: https://www.generalcann.com/investor-relations/

GENERAL CANNABIS CORP

PROXY STATEMENT

For Annual Meeting to be Held

November 23, 2020 at 9:00 a.m. Mountain Time

The enclosed proxy is solicited by the board of directors (the “Board of Directors”) of General Cannabis Corp (“we,” “us,” the “Company,” or “General Cannabis”), a Colorado corporation, in connection with the Annual Meeting of Shareholders of the Company to be held at the offices of the Company’s counsel, Fox Rothschild LLP, located at 1225 17th Street, Suite 2200, Denver, Colorado 80202 on November 23, 2020 at 9:00 a.m. Mountain Time (the “Annual Meeting”).

The purpose of the Annual Meeting is to vote on the following items of business: (1) the election of five (5) directors to the Board of Directors to serve until the 2021 annual meeting of shareholders or until their successors are elected and qualified; (2) the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers; (3) a proposal to amend the Company’s Amended and Restated Articles of Incorporation to increase the authorized number of shares of common stock from 100,000,000 to 200,000,000 shares; (4) the approval of the General Cannabis Corp 2020 Omnibus Incentive Plan; (5) ratification of the appointment of Marcum LLP, or “Marcum,” as the Company’s independent registered public accounting firm for the year ending December 31, 2020; and (6) to transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof. These proxy materials are first being mailed to shareholders on or about October 21, 2020.

Quorum; Voting Rights

Holders of our common stock of record at the close of business on October 13, 2020 (the “Record Date”) are entitled to vote at the Annual Meeting or any adjournment or postponement of the Annual Meeting. There were 58,720,574 shares of our common stock outstanding as of the Record Date. Each share of our common stock is entitled to one vote on each matter to be voted on at the Annual Meeting, and the presence, in person or by proxy, of holders of a majority of the outstanding shares of our common stock, is necessary to constitute a quorum and to conduct business at the Annual Meeting. Abstentions, broker non-votes and withhold votes will count toward the presence of a quorum. If a quorum is not present at the Annual Meeting, we expect that the Annual Meeting will be adjourned to solicit additional proxies. Shareholders may not cumulate their votes.

Submitting Your Proxy

YOUR VOTE IS IMPORTANT. Your shares can be voted at the Annual Meeting only if you are present in person or represented by proxy. Even if you plan to attend the Annual Meeting, we urge you to vote in advance. Simply mark your proxy card, and then date, sign and return it in the postage-paid envelope provided.

Shareholders who hold their shares beneficially in a “street name” through a nominee (such as a bank or broker) may be able to vote by telephone, the Internet or mail. You should follow the instructions you receive from your nominee to vote those shares. If you are a shareholder who owns shares through a nominee and you attend the Annual Meeting, you should bring a letter from your nominee identifying you as the beneficial owner of the shares and acknowledging that you will vote your shares.

How the Board Recommends that You Vote

The Board of Directors recommends the following votes:

(1)	“FOR” the election of the five (5) director nominees named in this proxy statement;
(2)	“FOR,” the approval on a non-binding advisory basis of the compensation of our named executive officers;
(3)	“FOR” the proposal to amend the Company’s Amended and Restated Articles of Incorporation to increase the authorized number of shares of common stock from 100,000,000 to 200,000,000 shares;

(4)	“FOR” the approval of the General Cannabis Corp 2020 Omnibus Incentive Plan; and
(5)	“FOR” the ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020.

Counting of Votes

If a proxy in the accompanying form is duly executed and returned, the shares represented by the proxy will be voted as directed. If no direction is given, the shares represented by the proxy will be voted:

(1)	“FOR” the election of the five (5) director nominees named in this proxy statement;
(2)	“FOR,” the approval on a non-binding advisory basis of the compensation of our named executive officers;
(3)	“FOR” the proposal to amend the Company’s Amended and Restated Articles of Incorporation to increase the authorized number of shares of common stock from 100,000,000 to 200,000,000 shares;
(4)	“FOR” the approval of the General Cannabis Corp 2020 Omnibus Incentive Plan; and
(5)	“FOR” the ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020.

All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. Representatives of our transfer agent will assist us in the tabulation of the votes.

If you are a beneficial owner of shares and you do not provide the broker or other nominee that holds your shares with voting instructions, the broker or nominee will determine if it has the discretionary authority to vote on your behalf. See “Broker Non-Votes” below.

Broker Non-Votes

If you are a beneficial owner, meaning that your shares are held through a broker or other nominee (see “Holders of record versus beneficial owners” below), and you do not instruct your broker or nominee on how to vote on a non-routine matter, a “broker non-vote” will occur. Brokers that hold shares of common stock in a “street name” for customers that are the beneficial owners of those shares may generally vote only on routine matters. Brokers generally do not have discretionary voting power (i.e., they cannot vote) on non-routine matters without specific instructions from their customers. Proposals are determined to be routine or non-routine matters based on the rules of the various regional and national exchanges of which the brokerage firm is a member. A broker “non-vote” is a proxy submitted by a broker that does not indicate a vote for some or all of the proposals because the broker does not have discretionary voting authority on certain types of proposals that are non-routine matters and has not received instructions from its customer regarding how to vote on a particular proposal. For beneficial holders that return their voting instructions but do not provide instructions on how to vote, your broker or other nominee will only have the discretion to vote on the proposal to amend the Company’s Amended and Restated Articles of Incorporation to increase the authorized number of shares of common stock from 100,000,000 to 200,000,000 shares (Proposal 3) and the ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020 (Proposal 5).

Abstentions

Abstentions will be counted as shares present for purposes of determining the presence of a quorum for the transaction of business. A majority of the outstanding shares of common stock, present in person or represented by proxy, will constitute a quorum at the Annual Meeting.

Holders of Record Versus Beneficial Owners

If at the close of business on the Record Date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization or other nominee, then you are the beneficial owner of shares held in “street name” and the Proxy Materials, as applicable, are being forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares in your account. If you do not provide that organization specific direction on how to vote, your shares held in the name of that organization may not be voted and will not be considered as present and entitled to vote on any matter to be considered at the Annual Meeting.

Voting Mechanics

If you are a holder of record, you may:

●	vote in person — we will provide a ballot to shareholders who attend the Annual Meeting and wish to vote in person;
●	vote by mail — using your paper proxy card, simply complete, sign and date the enclosed proxy card, then follow the instructions on the card; or
●	vote via the Internet or via telephone — follow the instructions on the proxy card and have the proxy card available when you access the internet website or place your telephone call.

Votes submitted via the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on November 22, 2020. Submitting your proxy, whether via the Internet, by telephone or by mail, will not affect your right to vote at the Annual Meeting should you decide to attend the meeting.

If you are not a holder of record, please refer to the voting instructions provided by your nominee to direct it how to vote your shares.

Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure that your vote is counted. You may still attend the Annual Meeting if you have already voted by proxy.

Revoking Your Proxy or Changing Your Vote

Any proxy given may be revoked at any time before it is voted at the Annual Meeting. Revoke your proxy by notifying the Corporate Secretary of the Company in writing of such revocation, by duly executing and delivering another proxy bearing a later date, submitting a later-dated vote by telephone or via the Internet, since only your latest telephone or Internet vote received by 11:59 p.m. Eastern Time on November 22, 2020 will be counted, or by attending and voting in person at the Annual Meeting. The Company’s principal executive office for purposes of notifying the Corporate Secretary in writing, is located at 6565 E. Evans Avenue, Denver, Colorado 80224.

Solicitation of Proxies

The Company pays the costs of soliciting proxies. We have engaged Morrow

Sodali LLC to serve as our proxy solicitor for the Annual Meeting at a base fee of $15,000 plus reimbursement of reasonable costs and expenses. Morrow Sodali LLC will provide advice relating to the content of solicitation materials, solicit banks, brokers and institutional investors to determine voting instructions, monitor voting, and deliver executed proxies to our voting tabulator. Our employees also may solicit proxies by telephone or in person. However, they will not receive additional compensation for soliciting proxies. The Company may request banks, brokers, and other custodians, nominees, and fiduciaries to forward copies of these proxy materials to the beneficial holders and to request instructions for the execution of proxies. The Company may reimburse these persons for their related expenses. Proxies are solicited to provide all record holders of the Company’s stock an opportunity to vote on the matters to be presented at the Annual Meeting, even if they cannot attend the meeting in person.

Interest of Certain Persons in Matters to be Acted Upon

None of our directors, executive officers, the nominees for director or any of their associates has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.

Delivery of Proxy Materials to Households

“Householding” is a program, approved by the SEC, which allows companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy materials by delivering only one package of shareholder proxy material to any household at which two or more shareholders reside. If you and other residents at your mailing address own shares of our common stock in a “street name,” your broker or bank may have notified you that your household will receive only one copy of our proxy materials. Once you have received notice from your broker that they will be “householding” materials to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive separate proxy materials, or if you are receiving multiple copies of proxy materials and wish to receive only one, please notify your broker if your shares are held in a brokerage account. If you hold shares of our common stock in your own name as a holder of record, “householding” will not apply to your shares.

If you have any questions or require any assistance with voting your shares, or if you need additional copies of the proxy materials, please contact:

Morrow Sodali LLC

470 West Avenue

Stamford, CT 06902

Tel: 800-662-5200

Banks and brokers can call collect at 203-658-9400

Email: CANN@investor.morrowsodali.com

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options and warrants held by that person that are exercisable as of the Record Date or become exercisable within 60 days of the Record Date are deemed outstanding even if they have not actually been exercised. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

The following table sets forth certain information with respect to beneficial ownership of the Company’s common stock as of October 6, 2020, based on 58,720,574 issued and outstanding shares of common stock, by:

●	Each person known to be the beneficial owner of 5% or more of the Company’s outstanding common stock;
●	Each director and director nominee;
●	Each named executive officer; and
●	All of the executive officers and directors as a group.

To our knowledge, except as indicated by footnote and subject to applicable community property laws, each person named in the table below has sole voting and investment power with respect to the number of shares of common stock set forth opposite such person’s name. Other than the directors and named executive officers and entities affiliated with such directors and named executive officers set forth in the table below, no person is known to us to be the beneficial owner of more than 5% of our outstanding common stock. Unless otherwise indicated, the address of our officers and directors is: c/o General Cannabis Corp 6565 E. Evans Avenue, Denver, Colorado 80224.

		Amount and Nature	Percentage of
Title of Class	Beneficial Owner:	of Beneficial Ownership	Class
Common Stock	Steve Gutterman(1)	500,000	1%
Common Stock	Diane Jones	—	*
Common Stock	Carl J. Williams	—	*
Common Stock	Adam Hershey(2)	13,181,017	22%
Common Stock	Richard Travia	—	*
Common Stock	John Barker Dalton(3)	8,859,117	15%
Common Stock	All current directors and executive officers as a group (6 persons)(4)	22,540,134	38%

*       Indicates less than 1%.

(1)	Includes options to purchase 500,000 shares of common stock.
(2)	Includes 7,532,010 shares of common stock and warrants to purchase up to an aggregate of 5,649,007 shares of common stock, held by Hershey Strategic Capital, LP and Shore Ventures III, LP over which Mr. Hershey has sole voting and dispositive power. Notwithstanding the foregoing, the subscription agreement with Hershey Strategic Capital, LP and Shore Ventures III, LP provides that Mr. Hershey’s investment shall not exceed 20% or more of the common stock (or securities convertible into or exercisable for common stock) or the voting power of the Company on a post-transaction basis.
(3)	Includes 8,859,117 shares of common stock held by Dalton Adventures, LLC over which Mr. Dalton has sole voting and dispositive power.
(4)	Does not include 996,800 shares of common stock and warrants to purchase 409,000 shares of common stock beneficially owned by Mr. Feinsod (our former Executive Chairman and a director) and Infinity Capital LLC (“Infinity Capital”). As the managing member of Infinity Capital, Mr. Feinsod may be deemed to be the beneficial owner of the shares of common stock that are held by Infinity Capital. Also does not include options to purchase 4,844,180 shares of common stock, although we believe that most of those options have expired following Mr. Feinsod’s voluntary resignation from the Company on July 9, 2020. Mr. Feinsod, however, has claimed that his resignation from office was, in fact, for “Good Reason”, rather than a voluntary act absent “Good Reason”, an assertion that is currently vigorously disputed by the Company. Should Mr. Feinsod be able to sustain his assertion, it could enable certain potential claims for the vesting of his unvested options and/or for the extension of the term within which he can exercise his options in the future. Having reviewed the matter with counsel, however, the Company does not believe that Mr. Feinsod’s resignation was for “Good Reason”. Accordingly, the Company has determined that principally all of Mr. Feinsod’s unvested options have expired in accordance with their terms following his resignation and prior to the date of this proxy statement.

PROPOSAL ONE

ELECTION OF DIRECTORS

The Company’s Amended and Restated Bylaws (the “Bylaws”) provide that the number of members constituting the Board of Directors will be between one and five members. The Company currently has five (5) authorized members on its Board of Directors.

The Board of Directors has nominated Carl J. Williams, Steve Gutterman, Adam Hershey, John Barker Dalton and Richard Travia as nominees for election as directors at the Annual Meeting. Each of the Board’s five (5) nominees is currently serving as a director of the Company. If elected, each such nominee will serve for a term expiring at our annual meeting of shareholders in 2021 and thereafter until his successor is duly elected and has qualified.

Unless you otherwise instruct us, your properly executed proxy that is returned in a timely manner will be voted for the election of these five (5) nominees. Each of Messrs. Williams, Gutterman, Hershey, Dalton and Travia has advised the Company of his availability and willingness to serve if elected. If, however, any of these nominees should be unable to serve or for good cause will not serve, either your proxy will be voted for such substitute nominee(s) as the holders of your proxy, acting in their discretion, may determine, or the Board may determine to reduce the size of the Board. You can find information about Messrs. Williams, Gutterman, Hershey, Dalton and Travia below under the section “Board of Directors and Executive Officers.”

Vote Required

Directors are elected by a plurality of votes present in person or represented by proxy and entitled to vote. If a quorum is present, the nominees receiving the highest number of votes will be elected to the Board of Directors. You may vote either “for” or “withhold” your vote for the director nominee. A properly executed proxy marked “withhold” with respect to the election of the directors will not be voted with respect to the director nominee and will not affect the outcome of the election, although it will be counted for purposes of determining whether there is a quorum.

If you hold your shares in a “street name” and you do not instruct your broker on how to vote in the election of directors, a broker non-vote will occur and no votes will be cast on your behalf. It is therefore critical that you cast your vote if you want it to count in the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

EACH OF THE DIRECTOR NOMINEES.

BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

Information Concerning Director Nominees

Each of the persons named below will be nominated for election as a director of the Company at this Annual Meeting to serve until the 2021 annual meeting of shareholders or until their successors are elected and qualified. The nominees are currently serving as directors of the Company.

Name	Age	Positions
Carl J. Williams	66	Chairman of the Board, Director
Steve Gutterman	51	Chief Executive Officer, Director
Adam Hershey	48	Director
J. Barker Dalton	55	Director
Richard Travia	39	Director

Carl J. Williams was appointed Chairman of the Board on September 11, 2020. Mr. Williams is the Chair of the Compensation Committee and a member of the Audit Committee. Mr. Williams’s career in financial services spans 30 years and includes several high profile industry positions. Mr. Williams served as a director of Planet Payment, Inc. [formerly Nasdaq: PLPM], a company which processes merchant payments internationally, beginning in August 2013 before being elevated in February 2014 to Chairman and CEO, which positions he held until it was sold in 2018 to the Fintrax Group, a leader in payment processing. Before that, from 2004 until 2009, Mr. Williams was President of World Wide Payment Processing for Global Payments [NYSE: GPN], and served as its Advisor to Global Payments on Business Development and International Operations from 2009 to 2013. He also served as Managing Director of Pay Anywhere, LLC from 2012 until 2013. He also served as President of the Merchant Services Division of National Processing Company, one of the nation’s largest processors of credit card, debit and check transactions. He holds a BA from La Salle University. The Company believes Mr. Williams’s qualifications to sit on the Company’s Board of Directors include his prior and extensive leadership positions with public companies.

Steve Gutterman was appointed a director and as our Chief Executive Officer on December 13, 2019. Mr. Gutterman is a member of the Corporate Governance and Nominating Committee.  Mr. Gutterman has more than two decades of experience leading high growth businesses in highly regulated industries. Most recently, Mr. Gutterman served as President of Harvest Health & Recreation, one of the largest cannabis multi-state operators in the US, where he led the company’s public offering and led its global operations. Prior to that, he served as Chief Executive Officer of market research company Mobile Accord and before that as Executive Vice President and Chief Operating Officer of E*TRADE Bank, a $35 billion federally regulated thrift. Mr. Gutterman holds a JD/MBA from Columbia University and BA Cum Laude in Political Science from Tufts University. The Company believes Mr. Gutterman’s qualifications to sit on the Company’s Board of Directors include his past experience serving as the President of a multi-state cannabis company.

Adam Hershey was appointed a director on July 13, 2020.  Mr. Hershey is the Chair of the Corporate Governance and Nominating Committee. Mr. Hershey has over 25 years of investing experience in the public and private markets. He is currently the Founder, Managing Partner and Portfolio Manager of Hershey Strategic Capital, LP, an opportunistic, alternative asset manager focused on active investing in small cap, public companies, since inception in July 2009 to the present. He invests in both public and private companies, covering multiple industries with a typical investment time frame of 3-5 years focused on fundamental, long term absolute returns across the capital structure. He is the Founder and Managing Member of several investment partnerships that focus on providing growth and expansion capital to talented entrepreneurs and executives to build great businesses and ultimately achieve successful liquidity events. Mr. Hershey was a Partner and Chief Investment Officer (CIO) at SIAR Capital, LLC, a single Family Office specializing in undervalued and emerging growth companies based in New York City from September 2007 through June 2016, and remained a consultant through December 2016. At SIAR Capital he invested in public and private companies, as well as third-party alternative asset managers and multiple Co-Investment transactions. The investment focus was based on a concentrated portfolio of undervalued and emerging companies working closely with management to foster economic value through the development of companies. SIAR Capital broadened its investment mandate to include opportunistic investments across asset classes. Mr. Hershey was also a director of United Energy Corp. from 2008 until his resignation in February 2018. Mr. Hershey graduated from Tulane University A.B. Freeman School of Business with the degree of B.S.M. in 1994. The

Company believes Mr. Hershey’s qualifications to sit on the Company’s Board of Directors include his position as one of the largest shareholders in the Company and his extensive experience as an investor.

Richard Travia was appointed a Director on September 11, 2020. Mr. Travia is the Chair of the Audit Committee and a member of the Compensation Committee. Mr. Travia is an experienced cannabis investor and company builder who founded Wildcat Advisory Group in 2017 and Wildcat Investment Management in 2018. Wildcat Advisory Group is a diversified business and investment consultant that advises small and medium size public and private companies, institutional investors such as family offices, private equity funds and hedge funds, and institutional-quality service providers. Wildcat Investment Management provides investment management services. Prior to launching Wildcat, Mr. Travia co-founded Tradex Global Advisors in 2004 and Tradex Global Advisory Services in 2014. While at Tradex, Mr. Travia served as the COO and Compliance Officer of the firm, Director of Research for the fund of hedge funds business and Head of Risk Management for the single hedge fund business. He holds a BA from Villanova University. The Company believes Mr. Travia’s qualifications to sit on the Company’s Board of Directors include his experience as an investor and deep knowledge of the cannabis capital market ecosystem.

John Barker Dalton was appointed a Director on September 11, 2020. Mr. Dalton is a member of the Nominating and Corporate Governance Committee. Mr. Dalton is the Founder and has served as Managing Director of Dalton Adventures, LLC (“Dalton Adventures”) since 2010. The assets of Dalton Adventures that constitute the business of SevenFive Farm, a purpose-built cannabis greenhouse facility in Boulder County, Colorado, were acquired by the Company in May 2020 (as described below). Mr. Dalton has over a decade of experience in the cannabis industry. Mr. Dalton created SevenFive Farm after living 5 years in Costa Rica working in sustainable development. His focus was on site study, master design and material sourcing. Prior to working in Costa Rica, Mr. Dalton co-owned and operated Robb’s Music, an iconic music instrument store in Boulder, Colorado. The Company believes Mr. Dalton’s qualifications to sit on the Company’s Board of Directors include his position as one of the largest shareholders in the Company, prior ownership of SevenFive Farm and extensive knowledge of the Colorado cannabis market.

CORPORATE GOVERNANCE AND BOARD MATTERS

Code of Business Conduct and Ethics

The Board has established a corporate Code of Ethics, as defined by Item 406 of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that applies to our principal executive officer, principal financial officer, principal accounting officer or controller and all persons performing similar functions. Among other matters, the Code of Ethics is designed to ensure that:

●	Company business is conducted in an ethical, moral and legal manner;
●	reports, documents and other public communications made by the Company are delivered in a timely, fair, complete, accurate and understandable manner;
●	mechanisms to monitor and promote compliance with applicable governmental laws, rules and regulations are established and maintained;
●	business transactions are properly authorized and completely and accurately recorded on the Company’s books and records in accordance with generally accepted accounting principles and established Company financial policies; and
●	employees work together in order to provide a mechanism for members of the organization to inform senior management of deviations from policies and procedures governing honest and ethical behavior.

Our Code of Ethics may be found on our website at https://www.generalcann.com/code-of-ethics/.

Director Independence

Applying the definition of independence under the Nasdaq rules, the Board has determined that Messrs. Williams and Travia are “independent” directors.

Family Relationships

There are no family relationships among any of our executive officers or directors.

Attendance of Directors at Board Meetings and Annual Meeting of Shareholders

During 2019, the Board of Directors met six times, the Audit Committee met six times, the Compensation Committee met one time and the Nominating and Corporate Governance Committee met one time. Each director who was on the Board during this timeframe attended at least 75% of the aggregate number of meetings held during his term of service. Of the directors serving at the time of our 2019 Annual Meeting of Shareholders, one director was in attendance.

The Company does not have a policy requiring its directors to attend the Annual Meeting of Shareholders.

Board Committees

The Board has three committees with their respective principal functions and membership described below. Each committee has a charter that is posted on our website at www.generalcannabis.com (select the “Investors” link and then the “Board Committee Charters” link). On an annual basis, each committee reviews the adequacy of its charter and its performance. On October 7, 2020, the Board of Directors approved an amendment to the Audit Committee Charter to reduce the number of directors serving on the Audit Committee from three (3) to two (2).

Audit Committee

Our Audit Committee consists of each of Mr. Travia and Mr. Williams. The Audit Committee, among other things:

●	reviews the annual audited consolidated financial statements with management and the independent auditors and determines whether to recommend to the Board of Directors that they be included in our Annual Report on Form 10-K;
●	reviews proposed major changes to our auditing and accounting principles and practices;
●	reviews and evaluates our system of internal control;
●	reviews significant financial reporting issues raised by management or the independent auditors; and
●	establishes procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters as well as the confidential and anonymous submission by our employees of concerns regarding questionable accounting or auditing matters.

The Board has determined that Mr. Travia is an “audit committee financial expert” as defined in the applicable rules and regulations of the Exchange Act and that Mr. Travia and Mr. Williams are “independent directors” applying the definition of independence under the Nasdaq rules. Mr. Travia serves as Chair of the Audit Committee.

Compensation Committee

The Compensation Committee oversees our executive compensation and recommends various incentives for key employees to encourage and reward increased corporate financial performance, productivity and innovation. The Compensation Committee is responsible for: (a) assisting the Board in fulfilling its fiduciary duties with respect to the oversight of our compensation plans, policies and programs, including assessing our overall compensation structure, reviewing all executive compensation programs, incentive compensation plans and equity-based plans, and determining executive compensation; and (b) reviewing the adequacy of the Compensation Committee charter on an annual basis.

Mr. Williams and Mr. Travia are the members of the Compensation Committee, and Mr. Williams serves as Chair of the Compensation Committee. During the year ended December 31, 2019, no executive officer of the Company served as a member of the compensation committee (or any other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the Company’s Compensation Committee. Our Chief Executive Officer, upon request, may attend selected meetings of the Compensation Committee.

Nominating and Corporate Governances Committee

Our Nominating and Corporate Governance Committee consists of Mr. Gutterman, Mr. Hershey and Mr. Dalton. The purpose of the Nominating and Corporate Governance Committee is to identify suitable qualified candidates to be proposed for appointment or election to the Board and to develop corporate governance policies for the Board. Mr. Hershey serves as Chair of the Nominating and Corporate Governance Committee.

Board Leadership Structure

The Board of Directors does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as the Board believes it is in the best interests of the Company to make that determination based on the position and direction of the Company and the membership of the Board of Directors. Mr. Williams was appointed Chairman of the Board on September 11, 2020.

Role in Risk Oversight

Companies face a variety of risks, including credit risk, liquidity risk, and operational risk. The Board of Directors believes an effective risk management system will allow the Company to (1) make timely identifications of the material risks that the Company faces, (2) communicate necessary information with respect to material risks to senior executives and, as appropriate, to the Board or Audit Committee, (3) implement appropriate and responsive risk management strategies consistent with the Company’s risk profile, and (4) integrate risk management into Company decision-making.

The Board has designated the Audit Committee to take the lead in overseeing risk management. The Audit Committee discusses with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

The Board encourages management to promote a corporate culture that incorporates risk management into the Company’s corporate strategy and day-to-day business operations. The Board also works, with the input of the Company’s executive officers, to assess and analyze the most likely areas of future risk for the Company.

The Director Nomination Process

The Nominating and Corporate Governance Committee considers nominees from all sources, including shareholders. The Board elects nominees recommended by the Nominating and Corporate Governance Committee to fill vacancies and nominates the nominees for election by our shareholders after considering the recommendations of the Nominating and Corporate Governance Committee. Shareholder nominees are evaluated by the same criteria used to evaluate potential nominees from other sources. The Board of Directors will include directors who qualify as “independent” directors within the meaning of the listing standards of the NASDAQ Capital Market, as the same may be amended from time to time. Minimally, nominees should have a reputation for integrity, honesty, and adherence to high ethical standards. They should have demonstrated business experience and the ability to exercise sound judgment in matters related to the current and long-term objectives of the Company, and should be willing and able to contribute positively to the decision-making process of the Company. In addition, they should not have, nor appear to have, a conflict of interest that would impair the nominee’s ability to represent the interests of the Company or to fulfill the responsibilities of a director.

Although the Company does not have a policy regarding diversity, the value of diversity on the Board is considered and the particular or unique needs of the Company shall be taken into account at the time a nominee is being considered. The Board seeks a broad range of perspectives and considers both the personal characteristics (gender, ethnicity, age) and experience (industry, professional, public service) of directors and prospective nominees to the Board.

Additionally, the Board considers the respective qualifications needed for directors serving on various committees of the Board, and serving as chairs of such committees, should be taken into consideration. In recruiting and evaluating nominees, the Board considers the appropriate mix of skills and experience and background needed for members of the Board and for members of each of the Board’s committees, so that the Board and each committee has the necessary resources to perform its respective functions effectively. The Board also believes that a prospective nominee should be willing to limit the number of other corporate boards on which he or she serves so that the proposed director is able to devote adequate time to his or her duties to the Company, including preparing for and attending Board and committee meetings. The re-nomination of existing directors is not viewed as automatic, but based on continuing qualification under the criteria set forth above. In addition, the Board will consider the existing director’s performance on the Board and on any committee on which such director serves, which will include attendance at Board and committee meetings.

Director Nominees by Shareholders. The Nominating and Corporate Governance Committee will consider proposed nominees whose names are submitted to it by shareholders; however, it does not have a formal process for that consideration. The Nominating and Corporate Governance Committee has not adopted a formal process since it believes its informal consideration process has been adequate because historically shareholders have not proposed any nominees. The Nominating and Corporate Governance Committee intends to review periodically whether a more formal policy should be adopted.

EXECUTIVE OFFICERS

Our current executive officers are listed below. Executive officers are appointed by the Board and serve at the Board’s discretion.

Name	Age	Position
Steve Gutterman	51	Chief Executive Officer and Director
Diane Jones	56	Chief Financial Officer and Principal Financial and Accounting Officer

Steve Gutterman was appointed a director and as our Chief Executive Officer on December 13, 2019. Mr. Gutterman is a member of the Corporate Governance and Nominating Committee.  Mr. Gutterman has more than two decades of experience leading high growth businesses in highly regulated industries. Most recently, Mr. Gutterman served as President of Harvest Health & Recreation, one of the largest cannabis multi-state operators in the US, where he led the company’s public offering and led its global operations. Prior to that, he served as Chief Executive Officer of market research company Mobile Accord and before that as Executive Vice President and Chief Operating Officer of E*TRADE Bank, a $35 billion federally regulated thrift. Mr. Gutterman holds a JD/MBA from Columbia University and BA Cum Laude in Political Science from Tufts University. The Company believes Mr. Gutterman’s qualifications to sit on the Company’s Board of Directors include his past experience serving as the President of a multi-state cannabis company.

Diane Jones was appointed our Chief Financial Officer and Principal Financial Officer and Principal Accounting Officer on September 13, 2020. Prior to her appointment, since 2015 Ms. Jones owned her own consulting firm, where she provided accounting and finance consulting services to numerous public and private companies. While consulting, Ms. Jones was responsible for her clients’ accounting and valuation for business mergers, acquisitions and divestitures, Securities and Exchange Commission filings, technical accounting and process improvements. Ms. Jones served as Senior Director of Shared Financial Services of Arrow Electronics, Inc. from 2010 to 2013 and as Worldwide Controller of Arrow Electronics Computing Solutions, a division of Arrow Electronics, Inc., from 2008 to 2009, where she was responsible for back office accounting operations, acquisition integration, and oversight of accounting functions. Prior to that, Ms. Jones served as Assistant Corporate Controller of Ball Corporation, a public packaging company, where she was responsible for SEC filings, Sarbanes-Oxley compliance, management reporting and oversight of all accounting functions. Ms. Jones also has eight years of experience as an auditor with big four audit firms as a senior manager, serving both public and private companies. She is a licensed certified public accountant in the state of Colorado and holds a BBA degree in marketing from Texas A&M University and an MBA with an emphasis in accounting from the University of Houston.

EXECUTIVE COMPENSATION

Introduction

This Executive Compensation section is designed to provide shareholders with an understanding of our compensation program and to discuss the compensation earned for 2019 by our named executive officers. The Compensation Committee oversees our executive compensation and recommends various incentives for key employees to encourage and reward increased corporate financial performance, productivity and innovation. The Compensation Committee is responsible for: (a) assisting our Board in fulfilling its fiduciary duties with respect to the oversight of the Company’s compensation plans, policies and programs, including assessing our overall compensation structure, reviewing all executive compensation programs, incentive compensation plans and equity-based plans, and determining executive compensation; and (b) reviewing the adequacy of the Compensation Committee charter.

Named Executive Officers

In 2019, our named executive officers were:

●	Steve Gutterman, Chief Executive Officer
●	Michael Feinsod, former Chief Executive Officer(1)
●	Jessica Bast, Principal Financial and Accounting Officer
●	Robert L. Frichtel, former Chief Executive Officer(2)
●	Brian Andrews, former Chief Financial Officer(3)
(1)	On January 7, 2019, Mr. Feinsod was appointed Interim Chief Executive Officer of the Company. On August 5, 2019, Mr. Feinsod was appointed Chief Executive Officer of the Company. On December 16, 2019, Mr. Feinsod resigned as Chief Executive Officer, but remained the Executive Chairman of the Board of Directors. On June 24, 2020, Mr. Feinsod resigned as Executive Chairman. On July 9, 2020, Mr. Feinsod resigned from the Board of Directors.
(2)	On January 7, 2019, Mr. Frichtel retired as Chief Executive Officer and provided his resignation to the Board of Directors. On January 7, 2019, the Board appointed Michael Feinsod, the Executive Chairman of the Board, as Interim Chief Executive Officer of the Company.
(3)	On December 31, 2019, Mr. Andrews retired as Chief Financial Officer and provided his resignation to the Board of Directors.

Our Philosophy on Executive Compensation

Our primary objectives with respect to executive compensation are to attract and retain the best possible executive talent, to link annual compensation (cash and stock-based) and long-term stock-based compensation to achievement of measurable corporate goals and individual performance, and to align executives’ incentives with shareholder value creation. To achieve these objectives, we are endeavoring to implement and maintain compensation plans that tie our executives’ overall compensation to our financial performance and return to shareholders. Overall, the total compensation opportunity is intended to create a competitive executive compensation program.

Our Process for Executive Compensation

The Compensation Committee oversees our executive compensation program. The Compensation Committee develops and recommends to the Board the overall compensation package for our Chief Executive Officer and, with the assistance of our Chief Executive Officer, for each of our other executive officers. Our Chief Executive Officer does not participate in determining his compensation. Although objective criteria may be used, the Compensation Committee retains final discretion in determining the compensation of our executive officers. In general, the Compensation Committee makes its final determination of both annual incentive awards and awards earned based on long-term performance in the first quarter following the end of each performance period.

In implementing and administering the Company’s compensation philosophy, the Committee:

●	Reviews market data to assess the competitiveness of the Company’s compensation policies;
●	Reviews the Company’s performance against the Company’s plans and budgets and considers the degree of attainment of performance goals and objectives; and
●	Reviews the individual performance of each executive officer.

As a general practice, the Committee makes significant decisions over multiple meetings, discussing conceptual matters, reviewing preliminary recommendations, reviewing final recommendations and reviewing advice of legal advisors before acting. The Committee also holds special meetings as necessary in order to perform its duties.

At our 2019 Annual Meeting, the Company’s shareholders approved, on an advisory basis, the Company’s named executive officer compensation. Accordingly, the Compensation  Committee generally believes that such results affirmed shareholder support of our approach to executive compensation and did not believe it was necessary to, and therefore did not make any significant changes to our executive officer compensation program solely in response to the vote.

Elements of Named Executive Officer Compensation

Our named executive officer compensation consists of base salary, annual performance based cash and equity incentives, long-term equity plan participation and customary broad-based employee benefits. In addition, on occasion, the Compensation Committee may award special bonuses to the named executive officers based on individual performance and company metrics. The mix of base salary and annual bonus opportunity based on achievement of objectives and long-term stock-based compensation incentive (in the form of appreciation in shares underlying stock options and restricted stock units) varies depending on the officer’s position.

The following discussion describes the mix of compensation methods that we use.

Base Salary. Base salaries for our named executive officers are established based on the scope of their responsibilities.

Annual Incentives. Our employment contracts with our named executive officers provide them with an opportunity to receive annual cash and stock incentive compensation consisting of a cash bonus and a stock or option award. Any such annual incentive would be dependent upon attaining specific corporate and/or personal objectives for the prior fiscal year, as well as the Company achieving its stated financial budget. Our goal with bonuses to our named executive officers is to reward executives in a manner that is commensurate with the level of achievement of certain financial and operational goals that we believe, if attained, result in greater long-term shareholder value. We believe that stock ownership is an important factor in aligning corporate and individual goals. The Board of Directors approves these financial and strategic goals on an annual basis.

Long-term Incentives. The Company’s 2014 Equity Incentive Plan is designed to reward executives when they have created substantial value for shareholders over a specified period of time. It does this, in part, by (a) granting options that vest over a period of one or more years, and (b) instituting strike prices for options that are at or above current market prices, such that the award only has value if the Company’s stock price increases. We believe that providing long-term incentives as a component of compensation helps us to attract and retain our named executive officers. These incentives also align the financial rewards paid to our named executive officers with our long-term performance, thereby encouraging our named executive officers to focus on our long-term performance goals.

Other Benefits. Named executive officers are eligible to participate in all of our employee benefit plans, such as health and welfare benefits.

The following table provides certain information regarding compensation awarded to, earned by or paid to each of our named executive officers in the years ended December 31, 2019 and 2018.

Summary Compensation Table

						All
				Stock	Option	Other
		Salary	Bonus	Awards	Awards	Compensation	Total
Name & Principal Position	Year	($)	($)	($)	($)(2)	($)	($)
Steve Gutterman
Chief Executive Officer	2019	17,708	—	—	129,053	—	146,762
(Joined December 13, 2019)

Michael Feinsod (3)
Former Chief Executive Officer	2019	204,750	—	—	131,654	—	336,404

Jessica Bast	2019	134,222	—	—	66,039	—	200,261
Principal Financial and Accounting Officer(5)	2018	109,051	—	—	46,504	—	155,555

Robert Frichtel (1)	2019	32,667	—	—	41,849	106,476	180,992
Former Chief Executive Officer	2018	195,917	—	—	125,554	—	321,471

Brian Andrews(4)	2019	172,764	50,000	—	151,496	—	374,260
Former Chief Financial Officer and Principal Financial and Accounting Officer	2018	166,322	—	—	129,198	—	295,520

(1)	On January 7, 2019, Mr. Frichtel retired as Chief Executive Officer and provided his resignation to the Board of Directors. On January 7, 2019, the Board appointed Michael Feinsod, the Executive Chairman of the Board, as Interim Chief Executive Officer of the Company.
(2)	Represents equity-based compensation expense calculated in accordance with the provisions of Accounting Standards Codification Section 718 — Compensation — Stock Compensation, using the Black-Scholes option pricing model as set forth in Notes to our consolidated financial statements in Item 8.
(3)	On January 7, 2019, Mr. Feinsod was appointed Interim Chief Executive Officer of the Company. On August 5, 2019, Mr. Feinsod was appointed Chief Executive Officer of the Company. On December 16, 2019, Mr. Feinsod resigned as Chief Executive Officer, but remained the Executive Chairman of the Board of Directors. On June 24, 2020, Mr. Feinsod resigned as Executive Chairman. On July 9, 2020, Mr. Feinsod resigned from the Board of Directors.
(4)	On December 31, 2019, Mr. Andrews retired as Chief Financial Officer and provided his resignation to the Board of Directors.
(5)	On September 13, 2020, Ms. Bast was appointed Controller of the Company and Diane Jones was appointed as Chief Financial Officer and Principal Financial and Accounting Officer.

Outstanding Equity Awards at Fiscal Year-End

The table below reflects all outstanding equity awards made to any named executive officer that were outstanding at December 31, 2019.

OUTSTANDING EQUITY AWARDS

	Option Awards
		Number of	Number of
		Securities	Securities
		Underlying	Underlying
		Unexercised	Unexercised	Option	Option
		Options (#)	Options (#)	Exercise	Expiration
Name	Grant Date	Exercisable	Unexercisable	Price ($)	Date
Steve Gutterman	December 13, 2019	250,000	1,000,000	$0.63	December 13, 2024
Jessica Bast	October 2, 2019	—	23,080	0.67	October 2, 2024
	July 29, 2019	—	25,000	0.55	July 29, 2024
	June 4, 2019	15,000	15,000	0.97	June 4, 2024
	April 24, 2019	18,070	—	1.66	April 24, 2024
	January 21, 2019	16,580	—	2.37	January 21, 2024
	December 23, 2018	2,695	—	1.71	December 23, 2023
	October 12, 2018	5,120	—	3.37	October 12, 2023
	June 27, 2018	6,000	—	3.71	June 27, 2023
	March 30, 2018	7,500	—	2.21	March 30, 2023
	December 21, 2017	5,000	—	4.23	December 21, 2022
	September 11, 2017	25,000	—	1.45	September 11, 2022
Brian Andrews	June 4, 2019	52,500	—	0.97	June 30, 2020
	December 23, 2018	12,500	—	1.71	June 30, 2020
	October 12, 2018	25,000	—	3.37	June 30, 2020
	September 20, 2018	30,000	—	4.02	June 30, 2020
	June 27, 2018	30,000	—	3.71	June 30, 2020
	March 30, 2018	35,000	—	2.21	June 30, 2020
	December 21, 2017	25,000	—	4.23	June 30, 2020
	September 15, 2017	300,000	—	1.39	June 30, 2020
	June 20, 2017	15,000	—	1.92	June 30, 2020
	March 31, 2017	7,500	—	2.41	June 30, 2020
	January 24, 2017	25,000	—	2.69	June 30, 2020

Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans

Effective April 22, 2019, the Company adopted a defined contribution plan that is intended to qualify under Section 401(k) of the Internal Revenue Code (the “401(k) Plan”), the 401(k) Plan provides retirement benefits for all full-time/eligible employees of the Company. The 401(k) Plan allows eligible employees to contribute any amount of their pre-tax annual compensation up to the statutory limit prescribed by the Internal Revenue Service. Under the 401(k) Plan the Company is not required to match employee contributions, although it may elect to make discretionary contributions, adopt profit sharing or implement similar plans in the future.

Employment Contracts

Steve Gutterman – In connection with his appointment as Chief Executive Officer, we entered into an employment agreement with Mr. Gutterman dated December 13, 2019. The term of the employment agreement will continue until December 13, 2023 unless terminated earlier as provided in the employment agreement. The employment agreement provides for an annual base salary of $425,000 and Mr. Gutterman is eligible to receive an annual bonus of up to 250% of Mr. Gutterman’s base salary, with the bonus amount dependent on the level of achievement by the Company of certain performance metrics. In light of the uncertainty and adverse economic conditions caused by the COVID-19 pandemic and its potential impact on the business of the Company, Mr. Gutterman agreed to a 50% reduction in his base salary, effective April 29, 2020. Mr. Gutterman entered into an amendment dated April 29, 2020, to his prior employment agreement with the Company dated December 13, 2019, in order to reflect the salary reduction. On September 13, 2020, Mr. Gutterman agreed not to enter into discussions to adjust his base salary or his total compensation back to its original level until the Company has raised at least $3 million in new, incremental debt or equity capital to fund its growth.

In connection with his appointment as Chief Executive Officer, Mr. Gutterman was also granted an option to purchase 1,250,000 shares of Common Stock, with 250,000 of the shares underlying the initial stock options being vested on the date of grant, and with the remaining 1,000,000 of the shares underlying the initial stock options vesting as to one-quarter of the shares on each yearly anniversary of the date of grant. Mr. Gutterman is also entitled to receive an additional option to purchase 50,000 share of the Common Stock each fiscal quarter beginning on the first fiscal quarter of 2020. The employment agreement provides that if we terminate Mr. Gutterman’s employment at any time without cause (as defined in the employment agreement), Mr. Gutterman will be entitled to receive, subject to his execution of a general release of claims in favor of the Company, an amount equal to 12 months of his then current annual base salary.

Diane Jones – On September 14, 2020, we entered into an employment agreement with Ms. Jones in connection with her appointment as Chief Financial Officer. Pursuant to the employment agreement, Ms. Jones’s employment with the Company will be for a term of four years, provided that her employment may be terminated at any time with or without “Cause”. The Company will pay to Ms. Jones an annual base salary of $200,000, subject to evaluation and adjustment by the Board. Ms. Jones will also be eligible to receive an annual bonus payment of up to 50% of her annual base salary, on terms and conditions to be set by the Company. The Company will also grant Ms. Jones an option to purchase 300,000 shares of the Company’s common stock, with one-quarter of the options vesting on each yearly anniversary of the date of grant, which award shall be subject to the terms and conditions of the Company’s then effective equity incentive plan. In addition to customary employment benefits that are broadly provided to the Company’s employees, such as participation in any retirement plan, life insurance, group medical and dental, and short-term and long-term disability policies, after three months of employment, Ms. Jones will be entitled to six months of severance in the form of salary continuation payments in the event her employment is terminated without “Cause”.

Messrs. Feinsod, Frichtel and Andrews are no longer employed by the Company and, as such, we are not party to any employment agreements with them.

2014 Equity Incentive Plan

On October 29, 2014, the Board authorized the adoption of and, on June 26, 2015, our shareholders ratified, our 2014 Equity Incentive Plan for the issuance of 10 million shares of our common stock and, in April 2018, shareholders approved an increase of 5 million shares of common stock that may be granted. The 2014 Equity Incentive Plan provides for the issuance of up to 15 million shares of our common stock, and is designed to provide an additional incentive to executives, employees, directors and key consultants, aligning our long term interests with participants. Forfeited or expired issuances are returned to the shares that may be issued under the 2014 Equity Compensation Plan. As of December 31, 2019, 2,079,778 stock options issued under the Incentive Plan have been exercised.

Payments upon Termination or Change in Control

The Company provides severance and change in control arrangements in certain of the employment agreements it has executed with its named executive officers. Following is a summary of the payments that the Company’s named executive officers who held office in 2019 would have received in the event of a termination or termination after a change in control on December 31, 2019 (provided such termination was not effected by the Company for cause or by the officer without good reason), or in the event of a change of control of the Company on December 31, 2019.

Steve Gutterman

Pursuant to the terms of his employment agreement with the Company, if Mr. Gutterman’s employment is terminated at any time without cause (as defined in the employment agreement), Mr. Gutterman will be entitled to receive, subject to his execution of a general release of claims in favor of the Company, an amount equal to 12 months of his then current annual base salary.

Diane Jones

Pursuant to the terms of her employment agreement with the Company, Ms. Jones will be entitled to six months of severance in the form of salary continuation payments in the event her employment is terminated without “Cause”, subject to her execution of a general release of claims in favor of the Company.

Michael Feinsod

Michael Feinsod recently resigned as our Executive Chairman, claiming that his resignation was for “Good Reason” under the terms of his employment agreement. If it is ultimately determined that his resignation was, in fact, for “Good Reason”, rather than a voluntary act absent “Good Reason”, it could enable certain potential claims for entitlements under his employment agreement, as well as for the vesting of his unvested options and/or for the extension of the term within which he can exercise his options in the future. Having reviewed the matter with counsel, however, we do not believe that Mr. Feinsod’s resignation was for “Good Reason”. Accordingly, we believe that Mr. Feinsod’s resignation was voluntary, and that any such potential claims, if asserted, would be without foundation. Although the outcome of legal proceedings is subject to uncertainty, the Company will vigorously defend any future claims made by Mr. Feinsod alleging a “Good Reason” resignation.

Robert L. Frichtel

On January 7, 2019, Mr. Frichtel retired as Chief Executive Officer and provided his resignation to the Board of Directors. As Mr. Frichtel is no longer an employee of the Company he is no longer entitled to severance or change of control payment.

Brian Andrews

On December 31, 2019, Mr. Andrews retired as Chief Financial Officer and provided his resignation to the Board of Directors. As Mr. Andrews is no longer an employee of the Company he is no longer entitled to severance or change of control payment.

Director Compensation

For the fiscal year ended December 31, 2019, we compensated our non-employee directors by granting such directors an option to purchase 25,000 shares of our common stock each quarter during such fiscal year, as well as an additional option to purchase 12,500 shares of our common stock for service on a Board committee. Each option granted to the non-employee director shall vest in full on the one year anniversary of the grant. The exercise price is equal to the closing price of the common stock on the date of grant.

Director Compensation Table

The following table shows information regarding the compensation earned during the fiscal year ended December 31, 2019 by our Board of Directors for service on the board of directors.

	Fees Earned or	Stock	Option
Name	Paid in Cash	Awards	Awards	Total
Michael Feinsod(1)	$15,000	—	$215,386	$230,386
Robert Frichtel(2)	—	—	20,523	20,523
Peter Boockvar(3)	—	—	225,246	225,246
Mark Green(4)	—	—	225,246	225,246
Duncan Levin(5)	—	—	216,353	216,353
Seth Oster(6)	—	—	40,255	40,255

(1)	On January 7, 2019, Mr. Feinsod was appointed Interim Chief Executive Officer of the Company. On August 5, 2019, Mr. Feinsod was appointed Chief Executive Officer of the Company. On December 16, 2019, Mr. Feinsod resigned as Chief Executive Officer, but remained the Executive Chairman of the Board of Directors. On June 24, 2020, Mr. Feinsod resigned as Executive Chairman. On July 9, 2020, Mr. Feinsod resigned from the Board of Directors.
(2)	On January 7, 2019, Mr. Frichtel retired as Chief Executive Officer and provided his resignation to the Board of Directors. On January 7, 2019, the Board appointed Michael Feinsod, the Executive Chairman of the Board, as Interim Chief Executive Officer of the Company.
(3)	On September 11, 2020, Mr. Boockvar provided his resignation to the Board of Directors.
(4)	On September 11, 2020, Mr. Green provided his resignation to the Board of Directors.
(5)	On August 1, 2020, Mr. Levin provided his resignation to the Board of Directors.
(6)	On September 11, 2020, Mr. Oster provided his resignation to the Board of Directors.

Outstanding Director Option Awards at Fiscal Year End

The following options granted as director compensation were outstanding as of December 31, 2019: Michael Feinsod —3,673,080; Robert Frichtel — 0; Peter Boockvar — 1,975,000; Mark Green — 775,000; Duncan Levin — 400,000; and Seth Oster — 175,000 .

Indemnification

Our Amended and Restated Articles of Incorporation provide that we may indemnify any and all of our officers, directors, employees or agents or former officers, directors, employees or agents, against expenses actually and necessarily incurred by them, in connection with the defense of any legal proceeding or threatened legal proceeding, except as to matters in which such persons shall be determined to not have acted in good faith and in our best interest.

AUDIT INFORMATION

Fees to Independent Registered Public Accounting Firm for Fiscal Year 2019 and 2018

Audit fees consist of fees for professional services rendered for the audit of our consolidated financial statements included in our Annual Report on Form 10-K and the review of financial statements included in our Quarterly Reports on Form 10-Q. Audit-related fees relate to procedures performed in conjunction with our Form S-1 and Form S-8 filings. The aggregate fees billed for professional services rendered by our principal accountants, Marcum LLP and Hall and Company, Inc., were as follows:

	Fees for the Year Ended
	December 31,
	2019	2018
Service
Audit Fees	$189,528	$218,000
Audit-related Fees	24,000	52,150
Tax Fees	—	—
All Other Fees	—	—
Total	$213,528	$270,150

Pre-Approval Policy

The Audit Committee pre-approves all auditing services and permitted non-audit services, if any, including tax services, to be performed for us by our independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act, which are approved by the Audit Committee prior to the completion of the audit. The scope of the pre-approval includes pre-approval of all fees and terms of engagement. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

Change in Accountants

On March 18, 2019, the Audit Committee approved the dismissal of Hall & Company (“Hall”) as the Company’s independent registered public accounting firm, and approved the appointment of Marcum LLP (“Marcum”) as the Company’s new independent registered public accounting firm, in each case, effective March 18, 2019.

During the Company’s fiscal years ended December 31, 2018 and 2017, and the subsequent interim period through March 18, 2019, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Hall on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to Hall’s satisfaction, would have caused Hall to make reference to the subject matter of the disagreement in connection with their reports on the Company’s consolidated financial statements for 2018 and 2017.

During the fiscal years ended December 31, 2018 and 2017, and the subsequent interim period through March 18, 2019, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The audit reports of Hall on the Company’s consolidated financial statements for each of the fiscal years ended December 31, 2018 and 2017 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that such audit report contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 contained an explanatory paragraph expressing substantial doubt as to the Company’s ability to continue as a going concern.

The Company provided Hall with a copy of the disclosures it made in its Current Report on Form 8-K filed on March 20, 2019 and requested that Hall furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the above statements.  A copy of the letter is filed as Exhibit 16.1 to the Current Report on Form 8-K filed on March 20, 2019.

During the Company’s fiscal years ended December 31, 2018 and 2017, and the subsequent interim period through March 18, 2019, neither the Company nor anyone on its behalf has previously consulted with Marcum regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Marcum concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a "disagreement" or a "reportable event" (as defined in Item 304(a)(1)(iv) and Item 304(a)(1)(v) of Regulation S-K, respectively).

DELINQUENT SECTION 16(A) REPORTS

The Company’s securities are currently registered under Section 12 of the Exchange Act. As a result, and pursuant to Rule 16a-2, the Company’s directors and officers and holders of 10% or more of its common stock are currently required to file statements of beneficial ownership with regards to their ownership of the Company’s equity securities under Sections 13 or 16 of the Exchange Act. The Company’s officers, directors and beneficial owners of 10% or more of its equity securities became subject to such requirement and, to date, to the Company’s knowledge based solely upon a review of Forms 3, 4 and 5 and any amendments thereto furnished to us during the most recent fiscal year, none of such persons has failed to file on a timely basis, as disclosed in the above forms, reports required by Section 16(a) of the Exchange Act during the most recent fiscal year.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain Related-Party Transactions

In the ordinary course of our business and in connection with our financing activities, we have entered into a number of transactions with our directors, officers and holders of more than 5% of capital stock of the Company.  All of the transactions set forth below were approved by our board of directors.  We believe that we have executed all of the transactions set forth below on terms no less favorable to us than could have been obtained from unaffiliated third parties.  Our audit committee is responsible for reviewing all related party transactions.

We describe below the transactions and series of similar transactions, since December 31, 2019, to which we were a participant or will be a participant, in which:

●	the amount involved exceeds the lesser of $120,000 or one percent of the average of the smaller reporting company’s total assets at year-end for the last two completed fiscal years; and
●	any of the directors, executive officers, holders of more than 5% of capital stock of the Company or any member of their immediate family had or will have a direct or indirect material interest.

Steve Gutterman, our Chief Executive Officer and one of our directors, agreed to a 50% reduction in his base salary given the uncertainty of the business environment surrounding the COVID-19 pandemic. On September 13, 2020, Mr. Gutterman agreed not to enter into discussions to adjust his base salary or his total compensation back to its original level until the Company has raised at least $3 million in new, incremental debt or equity capital to fund its growth.

John Barker Dalton, one of our directors, owns 100% percent of Dalton Adventures, LLC. Dalton Adventures owns 8,859,117 shares of the Company’s common stock, which it acquired in connection with the sale of its assets that constitute the business of SevenFive Farm to the Company, which transaction was finalized on May 25, 2020. Dalton Adventures may require us to repurchase in cash 25% of the shares issued to it for a period up to one year or May 25, 2021, at a repurchase price equal to the same volume weighted average price (“VWAP”) used to determine the number of shares issued at closing. This would obligate the Company, should Dalton Adventures timely provide such a request,  to repurchase 2,214,779 shares at a price of $0.43 per share.

In addition, in conjunction with such acquisition, the Company entered into a lease agreement with Dalton Adventures in which the Company rents greenhouse space in Boulder, Colorado for $33,680 a month, which includes base rent and real estate taxes. The terms of such arrangements with Dalton Adventures were previously disclosed in the Company’s Current Reports on Form 8-K filed on February 24, 2020 and May 29, 2020, and a copy of the Asset Purchase Agreement and Commercial Lease between the Company and Dalton Adventures were attached as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.

On May 29, 2020, the Company entered into a subscription agreement with Hershey Strategic Capital, LP and Shore Ventures III, LP (collectively, the “Investor”) with respect to the sale of 5,649,007 shares of common stock and 5,649,007 warrants to purchase common stock. Adam Hershey, one of our directors, is the principal of the Investor. The subscription agreement also provides the Investor with certain participation rights in future financings of the Company until the one-year anniversary of the second closing, which occurred on June 3, 2020. The subscription agreement further provides that the Company shall, during the 90-day period immediately following the second closing (the “negotiation period”), endeavor to cause the existing holders of the promissory notes of the Company that are due on or about January 31, 2021, to extend the maturity date of such notes to a date that is not earlier than January 31, 2022. As of October 8, 2020, $600,000 of the $2,331,000 outstanding notes have extended the maturity date. If, at the end of such negotiation period, all of the existing notes have not been amended to extend the maturity dates thereof, then the Company shall issue to the Investor additional warrants to purchase shares of common stock. Any such additional warrants will be for a number of shares of common stock based on the dollar amount of the outstanding balance (as of the first closing) of the existing notes that were not extended, with each one dollar of existing notes that were not extended representing one share subject to such additional warrant. The exercise price of any such additional warrants will be equal to 100% of the 30-day volume weighted average price of the Company’s common stock on the last day of the negotiation period, provided that such exercise price shall not be lower than $0.45 per share nor higher than $0.56 per share. On September 13, 2020, the Company entered into a letter agreement with the Investor, which amended the subscription agreement previously to extend the “negotiation period” to October 4, 2020.

In addition, on June 3, 2020, the Company entered into a consulting agreement with Mr. Hershey pursuant to which he would act as a strategic consultant for the Company, including providing assistance with the sourcing and evaluation of M&A deals, strategic capital and strategic partnerships or joint ventures. Mr. Hershey is paid an initial monthly rate of $8,333 for the services, subject to certain adjustments described therein.

REPORT OF THE AUDIT COMMITTEE

To the Board of Directors:

The Audit Committee has reviewed and discussed with management the Company’s audited financial statements as of and for the fiscal year ended December 31, 2019. The Audit Committee has discussed with Marcum LLP., the Company’s independent registered public accounting firm, the matters required to be discussed by Auditing Standard No. 1301, as amended (Communications with Audit Committees), as adopted by the Public Company Accounting Oversight Board.

The Audit Committee has received and reviewed the written disclosures and the letter from Marcum LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Marcum LLP communications with the Audit Committee concerning independence, and has discussed with Marcum LLP their independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

During the course of 2019, the Audit Committee continued to oversee the Company’s efforts related to its internal control over financial reporting and management’s preparation for the evaluation in 2019. The Audit Committee was kept apprised of the progress of the 2019 evaluation and provided oversight and advice to management during the process. In connection with this oversight, the Audit Committee reviewed periodic updates provided by management and Marcum LLP. At the conclusion of the process, management provided the Audit Committee with, and the Audit Committee reviewed, a report on the effectiveness of the Company’s internal control over financial reporting. The Audit Committee also reviewed Management’s Report on Internal Control Over Financial Reporting included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, as well as Marcum LLP’s Report of Independent Registered Public Accounting Firm included in the Company’s Annual Report on Form 10-K related to its audit of the consolidated financial statements and the effectiveness of internal control over financial reporting.

In providing this report, the undersigned members of the Audit Committee have relied upon the completed audit dated May 14, 2020 included within the Annual Report on Form 10-K filed with the SEC on May 14, 2020, as approved by the members of the Audit Committee serving as of such date.

Respectfully Submitted,

The Audit Committee

Richard Travia

Carl J. Williams

The information contained in the above report shall not be deemed “soliciting material” or to be “filed” with the Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities and Exchange Act of 1934, as amended, except to the extent specifically incorporated by reference therein.

PROPOSAL TWO

APPROVAL OF AN ADVISORY (NON-BINDING) RESOLUTION ON EXECUTIVE COMPENSATION

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are required to periodically conduct a non-binding advisory vote on the compensation of our named executive officers. This proposal, commonly known as a “say-on-pay” proposal, gives shareholders the opportunity to endorse or not endorse the compensation of our named executive officers. At our 2018 annual meeting of shareholders, our shareholders voted on the frequency of future advisory “say on pay” votes and agreed with our recommendation that such “say on pay” votes be conducted every year. At the Annual Meeting, an advisory (non-binding) shareholder resolution to approve the compensation of our named executive officers as disclosed in this proxy statement will be presented to our shareholders for consideration as follows:

RESOLVED, that the shareholders of the Company approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers, as disclosed in the Report of the Compensation Committee, the compensation tables and related material in the proxy statement for the Company’s 2020 Annual Meeting of Shareholders.

This vote will not be binding on our Board or Compensation Committee and may not be construed as overruling a decision by the Board or Compensation Committee or create or imply any additional fiduciary duty. It will also not affect any compensation paid or awarded to any executive officer. The Board and the Compensation Committee may, however, consider the outcome of the vote when establishing future executive compensation arrangements.

A non-binding advisory vote on the frequency of future advisory votes on our executive compensation is required to be conducted every six years under Section 14A of the Exchange Act pursuant to the Dodd-Frank Act.  At our 2018 Annual Meeting of Stockholders we asked our stockholders to indicate whether they preferred that we hold a say-on-pay vote every year, every two years or every three years.  Our stockholders approved an advisory vote on an annual basis.  In light of the voting results, the Board decided that the Company will hold an advisory vote on the compensation of named executive officers on an annual basis.

The purpose of our compensation policies and procedures is to attract and retain experienced, highly qualified executives critical to our long-term success and enhancement of shareholder value. We believe that our compensation policies and procedures are strongly aligned with the long-term interests of our shareholders. The Board and Compensation Committee believe that the compensation of our named executive officers, as disclosed in this proxy statement, is reasonable and appropriate, is justified by our performance and is the result of a carefully considered approach.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE

ADVISORY (NON-BINDING) RESOLUTION ON EXECUTIVE COMPENSATION.

PROPOSAL THREE

AMENDMENT TO AMENDED AND RESTATED ARTICLES OF INCORPORATION

On October 7, 2020, our Board of Directors approved and declared the advisability of, subject to the approval of our shareholders, an amendment to our Amended and Restated Articles of Incorporation that increases the aggregate number of shares of common stock that we have the authority to issue from 100,000,000 shares of common stock to 200,000,000 shares.

Our Board of Directors believes that it is in our best interest to approve the amendment to our Amended and Restated Articles of Incorporation. As of December 31, 2019, there were 39,497,480 shares of our common stock outstanding and 13,820,222 shares of common stock have been reserved for future issuance for equity compensation. Accordingly, as of December 31, 2019, 46,682,298 of the total number of shares of common stock currently authorized remained available for issuance.

Our Amended and Restated Articles of Incorporation presently authorizes us to issue 100,000,000 shares of common stock and 5,000,000 shares of undesignated preferred stock. The undesignated preferred stock may be issued from time to time in one or more series with such designations, preferences, powers and relative participating, optional or other special rights and qualifications, limitations or restrictions thereof, as shall be stated in the resolutions adopted by the Board of Directors providing for the designation and creation of such series of preferred stock. Any newly authorized shares of common stock will have voting and other rights identical to those of the currently authorized shares of common stock. Under our Amended and Restated Articles of Incorporation, holders of our common stock do not have preemptive rights.

If approved by our shareholders at the Annual Meeting, the amendment to our Amended and Restated Articles of Incorporation will become effective upon the filing with the Secretary of State of the State of Colorado. We intend to make this filing promptly after approval by our shareholders. If our shareholders approve the proposed amendment, the first paragraph in Article IV of our Amended and Restated Articles of Incorporation will be amended to read as follows:

The aggregate number of shares of stock which this Corporation shall have authority to issue is Two Hundred Five Million (205,000,000) shares, consisting of Two Hundred Million (200,000,000) shares of common stock, $0.001 par value (the “Common Stock”), and Five Million (5,000,000) shares of preferred stock, no par value (the “Preferred Stock”), which may be issued in one or more series at the discretion of the Board of Directors. In establishing a series of Preferred Stock, the Board of Directors shall give to it a distinctive designation so as to distinguish it from the shares of all other series and classes, shall fix the number of shares in such series, and the preferences, rights and restrictions thereof. All shares of any one series shall be alike in every particular expect as otherwise provided by these Articles of Incorporation or the Colorado Business Corporation Act.

Reasons and Effect of the Amendment

We are seeking our shareholders’ approval to amend our Amended and Restated Articles of Incorporation to increase our authorized common stock for several reasons. Our Board of Directors believes it is necessary to increase the number of shares of our authorized capital stock in order to provide us with the flexibility to issue common and/or preferred stock for a variety of business purposes which may arise and our Board deems advisable, without further action by our shareholders, unless required by law, regulation or applicable stock exchange rules. These business purposes, include, but are not limited to, future stock splits and stock dividends; capital-raising or financing transactions; potential strategic transactions, including mergers, acquisitions, and other business combinations; grants and awards under equity compensation plans; and other general corporate purpose transactions.

If the proposal to amend our Amended and Restated Certificate of Incorporation is delayed or our shareholders do not adopt it, we may find it necessary to convene a special meeting of shareholders in the event we wish to consummate a transaction in which the number of shares of common stock that would be issued in the transaction, together with all other new issuances of our common stock after the record date for the Annual Meeting, would exceed our currently authorized shares. This special meeting could potentially increase the costs of a future transaction and the additional time necessary to prepare for and hold a special meeting could serve as a disincentive for third parties otherwise interested in making an investment in, or entering into such transaction with, us.

It is not possible to state the effects of the amendment upon the rights of the holders of common stock until the Board determines the purpose for the actual issuance of common stock. However, additional shares of common stock might be issued at times and under circumstances as to have a dilutive effect on earnings per share and on the equity ownership of the present holders of our common stock.

Potential Anti-Takeover Effect and Other Provisions

While the issuance of additional shares of our common stock may have the effect of impeding an unsolicited attempt by a person or entity to acquire control of us, our Board of Directors does not intend or view the increase in authorized common stock as an anti-takeover measure nor are we aware of any proposed or contemplated transaction of this type. Our issuance of additional shares of common stock may, depending upon the circumstances under which the shares are issued, reduce shareholders’ equity per share, and will reduce the percentage of ownership of our common stock of existing shareholders.

Shares of voting or convertible preferred stock could be issued, or rights to purchase such shares (such as under a shareholder rights plan, or “poison pill”) could be issued, to create voting impediments or to frustrate persons seeking to effect a takeover or otherwise gain control of us. The ability of the Board of Directors to issue shares of preferred stock, with rights, powers and preferences it deems advisable, could discourage an attempt by a party to acquire control of us by tender offer or other means. Such issuances could therefore deprive shareholders of benefits that could result from such an attempt, such as the realization of a premium over the market price for their shares in a tender offer or the temporary increase in market price that such an attempt could cause. Moreover, the issuance of shares of preferred stock to persons friendly to the Board could make it more difficult to remove incumbent managers and directors from office even if such change were to be favorable to shareholders generally. At the present time, we are not aware of any contemplated mergers, tender offers or other plans by a third party to attempt to effect a change in control of us.

Vote Required

The proposal to amend our Amended and Restated Articles of Incorporation requires the affirmative vote of a majority of our total shares of common stock issued and outstanding, whether present in person or represented by proxy. Generally, brokers and other nominees that do not receive instructions are entitled to vote on this proposal as this is a routine matter.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL TO AMEND OUR
AMENDED AND RESTATED ARTICLES OF INCORPORATION.

PROPOSAL FOUR

APPROVAL OF THE GENERAL CANNABIS CORP 2020 OMNIBUS INCENTIVE PLAN

On October 7, 2020, our Board of Directors approved and declared the advisability of, subject to the approval of our shareholders, the General Cannabis Corp 2020 Omnibus Incentive Plan (the “Incentive Plan”). The purpose of the Incentive Plan is to advance the interests of the Company and its shareholders by enabling the Company and its subsidiaries to attract and retain qualified individuals to perform services, to provide incentive compensation for such individuals in a form that is linked to the growth and profitability of the Company and increases in shareholder value, and to provide opportunities for equity participation that align the interests of recipients with those of its shareholder.

The Incentive Plan will permit our Board of Directors, or a committee or subcommittee thereof, to grant to eligible employees, non-employee directors and consultants of the Company and its subsidiaries non-statutory and incentive stock options, stock appreciation rights (SARs), restricted stock awards, restricted stock units (RSUs), deferred stock units, performance awards, non-employee director awards, and other stock-based awards. Subject to adjustment, the maximum number of shares of the Company’s common stock to be authorized for issuance under the Incentive Plan is 10,000,000 shares.

If approved by our shareholders at the meeting, the Incentive Plan will become effective on the date it is approved by our shareholders. Our board of directors is recommending that our shareholders approve the material terms of the Incentive Plan as described below. The summary is qualified in its entirety by reference to the specific language of the Incentive Plan, a copy of which is attached as Annex A.

Summary of Sound Governance Features of the Incentive Plan

✓ No automatic share replenishment or “evergreen” provisions	✓ No re-pricing of “underwater” stock options or SARs without shareholder approval

✓ Will not be excessively dilutive to shareholders	✓ No reload options or SARs

✓ No tax gross-ups	✓ No discounted options or SARs

✓ Clawback provisions

Summary of the Incentive Plan

The following is a summary of the principal features of the Incentive Plan. The summary is qualified in its entirety by reference to the full text of the Incentive Plan, which is set forth in Annex A.

Purpose

The purpose of the Incentive Plan is to advance the interests of the Company and its shareholders by enabling the Company and its subsidiaries to attract and retain qualified individuals to perform services, to provide incentive compensation for such individuals in a form that is linked to the growth and profitability of the Company and increases in shareholder value, and to provide opportunities for equity participation that align the interests of recipients with those of its shareholders.

Administration

The Compensation Committee will administer the Incentive Plan. The Board has the authority under the Incentive Plan to delegate plan administration to a Committee of the Board or a subcommittee thereof and has delegated such plan administration to its Compensation Committee (referred to as the “Committee”). The Board of Directors or the Committee of the Board to which administration of the Incentive Plan has been delegated is referred to as the Committee. Subject to certain limitations, the Committee will have broad authority under the terms of the Incentive Plan to take certain actions under the plan.

To the extent permitted by applicable law, the Committee may delegate to one or more of its members or to one or more officers of the Company such administrative duties or powers, as it may deem advisable. The Committee may authorize one or more directors or officers of the Company to designate employees, other than officers, non-employee directors, or 10% shareholders of the Company, to receive awards under the Incentive Plan and determine the size of any such awards, subject to certain limitations.

No Re-pricing

The Committee may not, without prior approval of the Company’s shareholders, effect any re-pricing of any previously granted “underwater” option or SAR by: (i) amending or modifying the terms of the option or SAR to lower the exercise price or grant price; (ii) canceling the underwater option or SAR in exchange for (A) cash; (B) replacement options or SARs having a lower exercise price or grant price; or (C) other awards; or (iii) repurchasing the underwater options or SARs and granting new awards under the Incentive Plan. An option or SAR will be deemed to be “underwater” at any time when the fair market value of the Company’s common stock is less than the exercise price of the option or the grant price of the SAR.

Stock Subject to the Incentive Plan

Subject to adjustment (as described below), the maximum number of shares of the Company’s common stock authorized for issuance under the Incentive Plan is 10,000,000 shares. This limit is also the limit on the number of incentive stock options that may be granted under the Incentive Plan.

Shares that are issued under the Incentive Plan or that are subject to outstanding awards will be applied to reduce the maximum number of shares remaining available for issuance under the Incentive Plan only to the extent they are used; provided, however, that the full number of shares subject to a stock-settled SAR or other stock-based award will be counted against the shares authorized for issuance under the Incentive Plan, regardless of the number of shares actually issued upon settlement of such SAR or other stock-based award. Any shares withheld to satisfy tax withholding obligations on awards issued under the Incentive Plan, any shares withheld to pay the exercise price or grant price of awards under the Incentive Plan and any shares not issued or delivered as a result of the “net exercise” of an outstanding option or settlement of a SAR in shares will not be counted against the shares authorized for issuance under the Incentive Plan and will be available again for grant under the Incentive Plan. Shares subject to awards settled in cash will again be available for issuance pursuant to awards granted under the Incentive Plan. Any shares related to awards granted under the Incentive Plan that terminate by expiration, forfeiture, cancellation or otherwise without the issuance of the shares will be available again for grant under the Incentive Plan. Any shares repurchased by the Company on the open market using the proceeds from the exercise of an award will not increase the number of shares available for future grant of awards. To the extent permitted by applicable law, shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or a subsidiary or otherwise will not be counted against shares available for issuance pursuant to the Incentive Plan. The shares available for issuance under the Incentive Plan may be authorized and unissued shares or treasury shares.

Adjustments

In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin off) or other similar change in the corporate structure or shares of the Company’s common stock, the Committee will make the appropriate adjustment or substitution. These adjustments or substitutions may be to the number and kind of securities and property that may be available for issuance under the Incentive Plan. In order to prevent dilution or enlargement of the rights of participants, the Committee may also adjust the number, kind, and exercise price or grant price of securities or other property subject to outstanding awards.

Eligible Participants

Awards may be granted to employees, non-employee directors and consultants of the Company or any of its subsidiaries. A “consultant” for purposes of the Incentive Plan is one who renders services to the Company or its subsidiaries that are not in connection with the offer and sale of its securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for its securities.

Types of Awards

The Incentive Plan will permit the Company to grant non-statutory and incentive stock options, stock appreciation rights, restricted stock awards, restricted stock units, deferred stock units, performance awards, non-employee director awards and other stock based awards. Awards may be granted either alone or in addition to or in tandem with any other type of award.

Stock Options. Stock options entitle the holder to purchase a specified number of shares of the Company’s common stock at a specified price, which is called the exercise price, subject to the terms and conditions of the stock option grant. The Incentive Plan permits the grant of both non-statutory and incentive stock options. Incentive stock options may be granted solely to eligible employees of the Company or its subsidiaries. Each stock option granted under the Incentive Plan must be evidenced by an award agreement that specifies the exercise price, the term, the number of shares underlying the stock option, the vesting and any other conditions. The exercise price of each stock option granted under the Incentive Plan must be at least 100% of the fair market value of a share of the Company’s common stock as of the date the award is granted to a participant. Fair market value under the plan means, unless otherwise determined by the Committee, the closing sale price of the Company’s common stock, as reported on the OTC Markets, or other comparable quotation service. The Committee will fix the terms and conditions of each stock option, subject to certain restrictions, such as a ten-year maximum term.

Stock Appreciation Rights. A stock appreciation right, or SAR, is a right granted to receive payment of cash, stock or a combination of both, equal to the excess of the fair market value of shares of the Company’s common stock on the exercise date over the grant price of such shares. Each SAR granted must be evidenced by an award agreement that specifies the grant price, the term, and such other provisions as the Committee may determine. The grant price of a SAR must be at least 100% of the fair market value of the Company’s common stock on the date of grant. The Committee will fix the term of each SAR, but SARs granted under the Incentive Plan will not be exercisable more than 10 years after the date the SAR is granted.

Restricted Stock Awards, Restricted Stock Units and Deferred Stock Units. Restricted stock awards, restricted stock units, or RSUs, and/or deferred stock units may be granted under the Incentive Plan. A restricted stock award is an award of the Company’s common stock that is subject to restrictions on transfer and risk of forfeiture upon certain events, typically including termination of service. RSUs or deferred stock units are similar to restricted stock awards except that no shares are actually awarded to the participant on the grant date. Deferred stock units permit the holder to receive shares of the Company’s common stock or the equivalent value in cash or other property at a future time as determined by the Committee. The Committee will determine, and set forth in an award agreement, the period of restriction, the number of shares of restricted stock awards or the number of RSUs or deferred stock units granted, the time of payment for deferred stock units and other such conditions or restrictions.

Performance Awards. Performance awards, in the form of cash, shares of the Company’s common stock, other awards or a combination of both, may be granted under the Incentive Plan in such amounts and upon such terms as the Committee may determine. The Committee shall determine, and set forth in an award agreement, the amount of cash and/or number of shares or other awards, the performance goals, the performance periods and other terms and conditions. The extent to which the participant achieves his or her performance goals during the applicable performance period will determine the amount of cash and/or number of shares or other awards earned by the participant.

Non-Employee Director Awards. The Committee at any time and from time to time may approve resolutions providing for the automatic grant to non-employee directors of non-statutory stock options or SARs. The Committee may also at any time and from time to time grant on a discretionary basis to non-employee directors non-statutory stock options or SARs. In either case, any such awards may be granted singly, in combination, or in tandem, and may be granted pursuant to such terms, conditions and limitations as the Committee may establish in its sole discretion consistent with the provisions of the Incentive Plan. The Committee may permit non-employee directors to elect to receive all or any portion of their annual retainers, meeting fees or other fees in restricted stock, RSUs, deferred stock units or other stock-based awards in lieu of cash.

Other Stock-Based Awards. Consistent with the terms of the plan, other stock-based awards may be granted to participants in such amounts and upon such terms as the Committee may determine.

Dividend Equivalents. With the exception of stock options, SARs and unvested performance awards, awards under the Incentive Plan may, in the Committee’s discretion, earn dividend equivalents with respect to the cash or stock dividends or other distributions that would have been paid on the shares of the Company’s common stock covered by such award had such shares been issued and outstanding on the dividend payment date. However, no dividends or dividend equivalents may be paid on unvested awards. Such dividend equivalents will be converted to cash or additional shares of the Company’s common stock by such formula and at such time and subject to such limitations as determined by the Committee.

Termination of Employment or Other Service

The Incentive Plan provides for certain default rules in the event of a termination of a participant’s employment or other service. These default rules may be modified in an award agreement or an individual agreement between the Company and a participant. If a participant’s employment or other service with the Company is terminated for cause, then all outstanding awards held by such participant will be terminated and forfeited. In the event a participant’s employment or other service with the Company is terminated by reason of death, disability or retirement, then:

●	All outstanding stock options (excluding non-employee director options in the case of retirement) and SARs held by the participant will, to the extent exercisable, remain exercisable for a period of one year after such termination, but not later than the date the stock options or SARs expire;
●	All outstanding stock options and SARs that are not exercisable and all outstanding restricted stock will be terminated and forfeited; and
●	All outstanding unvested RSUs, performance awards and other stock-based awards held by the participant will terminate and be forfeited. However, with respect to any awards that vest based on the achievement of performance goals, if a participant’s employment or other service with the Company or any subsidiary is terminated prior to the end of the performance period of such award, but after the conclusion of a portion of the performance period (but in no event less than one year), the Committee may, in its sole discretion, cause shares to be delivered or payment made with respect to the participant’s award, but only if otherwise earned for the entire performance period and only with respect to the portion of the applicable performance period completed at the date of such event, with proration based on the number of months or years that the participant was employed or performed services during the performance period.

In the event a participant’s employment or other service with the Company is terminated by reason other than for cause, death, disability or retirement, then:

●	All outstanding stock options (including non-employee director options) and SARs held by the participant that then are exercisable will remain exercisable for three months after the date of such termination, but will not be exercisable later than the date the stock options or SARs expire;
●	All outstanding restricted stock will be terminated and forfeited; and
●	All outstanding unvested RSUs, performance awards and other stock-based awards will be terminated and forfeited. However, with respect to any awards that vest based on the achievement of performance goals, if a participant’s employment or other service with the Company or any subsidiary is terminated prior to the end of the performance period of such award, but after the conclusion of a portion of the performance period (but in no event less than one year), the Committee may, in its sole discretion, cause shares to be delivered or payment made with respect to the participant’s award, but only if otherwise earned for the entire performance period and only with respect to the portion of the applicable performance period completed at the date of such event, with proration based on the number of months or years that the participant was employed or performed services during the performance period.

Modification of Rights upon Termination

Upon a participant’s termination of employment or other service with the Company or any subsidiary, the Committee may, in its sole discretion (which may be exercised at any time on or after the grant date, including following such termination) cause stock options or SARs (or any part thereof) held by such participant as of the effective date of such termination to terminate, become or continue to become exercisable or remain exercisable following such termination of employment or service, and restricted stock, RSUs, deferred stock units, performance awards, non-employee director awards and other stock-based awards held by such participant as of the effective date of such termination to terminate, vest or become free of restrictions and conditions to payment, as the case may be, following such termination of employment or service, in each case in the manner determined by the Committee; provided, however, that no stock option or SAR may remain exercisable beyond its expiration date any such action by the Committee adversely affecting any outstanding award will not be effective without the consent of the affected participant, except to the extent the Committee is authorized by the Incentive Plan to take such action.

Forfeiture and Recoupment

If a participant is determined by the Committee to have taken any action while providing services to the Company or within one year after termination of such services, that would constitute “cause” or an “adverse action,” as such terms are defined in the Incentive Plan, all rights of the participant under the Incentive Plan and any agreements evidencing an award then held by the participant will terminate and be forfeited. The Committee has the authority to rescind the exercise, vesting, issuance or payment in respect of any awards of the participant that were exercised, vested, issued or paid, and require the participant to pay to the Company, within 10 days of receipt of notice, any amount received or the amount gained as a result of any such rescinded exercise, vesting, issuance or payment. The Company may defer the exercise of any stock option or SAR for up to six months after receipt of notice of exercise in order for the Board to determine whether “cause” or “adverse action” exists. The Company is entitled to withhold and deduct future wages or make other arrangements to collect any amount due.

In addition, if the Company is required to prepare an accounting restatement due to material noncompliance, as a result of misconduct, with any financial reporting requirement under the securities laws, then any participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 will reimburse the Company for the amount of any award received by such individual under the Incentive Plan during the 12 month period following the first public issuance or filing with the SEC, as the case may be, of the financial document embodying such financial reporting requirement. The Company also may seek to recover any award made as required by the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act or any other clawback, forfeiture or recoupment provision required by applicable law or under the requirements of any stock exchange or market upon which the Company’s common stock is then listed or traded or any policy adopted by the Company.

Effect of Change in Control

Generally, a change in control will mean:

●	The acquisition, other than from the Company, by any individual, entity or group of beneficial ownership of 50% or more of the then outstanding shares of the Company’s common stock;
●	The consummation of a reorganization, merger or consolidation of the Company with respect to which all or substantially all of the individuals or entities who were the beneficial owners of the Company common stock immediately prior to the transaction do not, following the transaction, beneficially own more than 50% of the outstanding shares of common stock and voting securities of the corporation resulting from the transaction; or
●	A complete liquidation or dissolution of the Company or the sale or other disposition of all or substantially all of the assets of the Company.

Subject to the terms of the applicable award agreement or an individual agreement between the Company and a participant, upon a change in control, the Committee may, in its discretion, determine whether some or all outstanding options and SARs shall become exercisable in full or in part, whether the restriction period and performance period applicable to some or all outstanding restricted stock awards and RSUs shall lapse in full or in part and whether the performance measures applicable to some or all outstanding awards shall be deemed to be satisfied. The Committee may further require that shares of stock of the corporation resulting from such a change in control, or a parent corporation thereof, be substituted for some or all of the shares of the Company’s common stock subject to an outstanding award and that any outstanding awards, in whole or in part, be surrendered to the Company by the holder, to be immediately cancelled by the Company, in exchange for a cash payment, shares of capital stock of the corporation resulting from or succeeding the Company or a combination of both cash and such shares of stock.

Term, Termination and Amendment

Unless sooner terminated by the Board, the Incentive Plan will terminate at midnight on the day before the ten year anniversary of its effective date. No award will be granted after termination of the Incentive Plan, but awards outstanding upon termination of the Incentive Plan will remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of the Incentive Plan.

Subject to certain exceptions, the Board has the authority to suspend or terminate the Incentive Plan or terminate any outstanding award agreement and the Board has the authority to amend the Incentive Plan or amend or modify the terms of any outstanding award at any time and from time to time. No amendments to the Incentive Plan will be effective without approval of the Company’s shareholders if: (a) shareholder approval of the amendment is then required pursuant to Section 422 of the Code, the rules of the primary stock exchange on which the Company’s common stock is then traded, applicable U.S. state and federal laws or regulations and the applicable laws of any foreign country or jurisdiction where awards are, or will be, granted under the Incentive Plan; or (b) such amendment would: (i) materially increase benefits accruing to participants; (ii) modify the re-pricing provisions of the Incentive Plan; (iii) increase the aggregate number of shares of the Company’s common stock issued or issuable under the Incentive Plan; (iv) increase any limitation set forth in the Incentive Plan on the number of shares of the Company’s common stock which may be issued or the aggregate value of awards which may be made, in respect of any type of award to any single participant during any specified period; (v) modify the eligibility requirements for participants in the Incentive Plan; or (vi) reduce the minimum exercise price or grant price as set forth in the Incentive Plan. No termination, suspension or amendment of the Incentive Plan or an award agreement shall adversely affect any award previously granted under the Incentive Plan without the written consent of the participant holding such award.

Federal Income Tax Information

The following is a general summary, as of the date of this proxy statement, of the federal income tax consequences to participants and the Company of transactions under the Incentive Plan. This summary is intended for the information of shareholders considering how to vote at the Annual Meeting and not as tax guidance to participants in the Incentive Plan, as the consequences may vary with the types of grants made, the identity of the participant and the method of payment or settlement. The summary does not address the effects of other federal taxes or taxes imposed under state, local or foreign tax laws. Participants are encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the Incentive Plan.

Tax Consequences of Awards

Incentive Stock Options. With respect to incentive stock options, generally, the participant is not taxed, and the Company is not entitled to a deduction, on either the grant or the exercise of an incentive stock option so long as the requirements of Section 422 of the Code continue to be met. If the participant meets the employment requirements and does not dispose of the shares of the Company’s common stock acquired upon exercise of an incentive stock option until at least one year after date of the exercise of the stock option and at least two years after the date the stock option was granted, gain or loss realized on sale of the shares will be treated as long-term capital gain or loss. If the shares of the Company’s common stock are disposed of before those periods expire, which is called a disqualifying disposition, the participant will be required to recognize ordinary income in an amount equal to the lesser of (i) the excess, if any, of the fair market value of the Company’s common stock on the date of exercise over the exercise price, or (ii) if the disposition is a taxable sale or exchange, the amount of gain realized. Upon a disqualifying disposition, the Company will generally be entitled, in the same tax year, to a deduction equal to the amount of ordinary income recognized by the participant, assuming that a deduction is allowed under Section 162(m) of the Code.

Non-Statutory Stock Options. The grant of a stock option that does not qualify for treatment as an incentive stock option, which is generally referred to as a non-statutory stock option, is generally not a taxable event for the participant. Upon exercise of the stock option, the participant will generally be required to recognize ordinary income in an amount equal to the excess of the fair market value of the Company’s common stock acquired upon exercise (determined as of the date of exercise) over the exercise price of the stock option, and the Company will be entitled to a deduction in an equal amount in the same tax year, assuming that a deduction is allowed under Section 162(m) of the Code. At the time of a subsequent sale or disposition of shares obtained upon exercise of a non-statutory stock option, any gain or loss will be a capital gain or loss, which will be either a long-term or short-term capital gain or loss, depending on how long the shares have been held.

SARs. The grant of an SAR will not cause the participant to recognize ordinary income or entitle the Company to a deduction for federal income tax purposes. Upon the exercise of an SAR, the participant will recognize ordinary income in the amount of the cash or the value of shares payable to the participant (before reduction for any withholding taxes), and the Company will receive a corresponding deduction in an amount equal to the ordinary income recognized by the participant, assuming that a deduction is allowed under Section 162(m) of the Code.

Restricted Stock, RSUs, Deferred Stock Units and Other Stock-Based Awards. The federal income tax consequences with respect to restricted stock, RSUs, deferred stock units, performance shares and performance stock units, and other stock unit and stock-based awards depend on the facts and circumstances of each award, including, in particular, the nature of any restrictions imposed with respect to the awards. In general, if an award of stock granted to the participant is subject to a “substantial risk of forfeiture” (e.g., the award is conditioned upon the future performance of substantial services by the participant) and is nontransferable, a taxable event occurs when the risk of forfeiture ceases or the awards become transferable, whichever first occurs. At such time, the participant will recognize ordinary income to the extent of the excess of the fair market value of the stock on such date over the participant’s cost for such stock (if any), and the same amount is deductible by the Company, assuming that a deduction is allowed under Section 162(m) of the Code. Under certain circumstances, the participant, by making an election under Section 83(b) of the Code, can accelerate federal income tax recognition with respect to an award of stock that is subject to a substantial risk of forfeiture and transferability restrictions, in which event the ordinary income amount and the Company’s deduction, assuming that a deduction is allowed under Section 162(m) of the Code, will be measured and timed as of the grant date of the award. If the stock award granted to the participant is not subject to a substantial risk of forfeiture or transferability restrictions, the participant will recognize ordinary income with respect to the award to the extent of the excess of the fair market value of the stock at the time of grant over the participant’s cost, if any, and the same amount is deductible by us, assuming that a deduction is allowed under Section 162(m) of the Code. If a stock unit award or other stock-based award is granted but no stock is actually issued to the participant at the time the award is granted, the participant will recognize ordinary income at the time the participant receives the stock free of any substantial risk of forfeiture (or receives cash in lieu of such stock) and the amount of such income will be equal to the fair market value of the stock at such time over the participant’s cost, if any, and the same amount is then deductible by the Company, assuming that a deduction is allowed under Section 162(m) of the Code.

Withholding Obligations

The Company is entitled to withhold and deduct from future wages of the participant, to make other arrangements for the collection of, or to require the participant to pay to the Company, an amount necessary for it to satisfy the participant’s federal, state or local tax withholding obligations with respect to awards granted under the Incentive Plan. Withholding for taxes may be calculated based on the maximum applicable tax rate for the participant’s jurisdiction or such other rate that will not trigger a negative accounting impact on the Company. The Committee may permit a participant to satisfy a tax withholding obligation by withholding shares of the Company’s common stock underlying an award, tendering previously acquired shares, delivery of a broker exercise notice or a combination of these methods.

Code Section 409A

A participant may be subject to a 20% penalty tax, in addition to ordinary income tax, at the time a grant becomes vested, plus an interest penalty tax, if the grant constitutes deferred compensation under Section 409A of the Code and the requirements of Section 409A of the Code are not satisfied.

Code Section 162(m)

Pursuant to Section 162(m) of the Code, the annual compensation paid to an individual who is a “covered employee” is not deductible by the Company to the extent it exceeds $1 million. The Tax Cut and Jobs Act, signed into law on December 22, 2017, amended Section 162(m), effective for tax years beginning after December 31, 2017, (i) to expand the definition of a “covered employee” to include any person who was the Chief Executive Officer or the Chief Financial Officer at any time during the year and the three most highly compensated officers (other than the Chief Executive Officer or the Chief Financial Officer) who were employed at any time during the year whether or not the compensation is reported in the Summary Compensation Table included in this proxy statement; (ii) to treat any individual who is considered a covered employee at any time during a tax year beginning after December 31, 2016 as remaining a covered employee permanently; and (iii) to eliminate the performance-based compensation exception to the $1 million deduction limit.

Excise Tax on Parachute Payments

Unless otherwise provided in a separate agreement between a participant and the Company, if, with respect to a participant, the acceleration of the vesting of an award or the payment of cash in exchange for all or part of an award, together with any other payments that such participant has the right to receive from the Company, would constitute a “parachute payment” then the payments to such participant will be reduced to the largest amount as will result in no portion of such payments being subject to the excise tax imposed by Section 4999 of the Code. Such reduction, however, will only be made if the aggregate amount of the payments after such reduction exceeds the difference between the amount of such payments absent such reduction minus the aggregate amount of the excise tax imposed under Section 4999 of the Code attributable to any such excess parachute payments. If such provisions are applicable and if an employee will be subject to a 20% excise tax on any “excess parachute payment” pursuant to Section 4999 of the Code, the Company will be denied a deduction with respect to such excess parachute payment pursuant to Section 280G of the Code.

New Plan Benefits

It is not presently possible to determine the benefits or amounts that will be received by or allocated to participants under the Incentive Plan or would have been received by or allocated to participants for the last completed fiscal year if the Incentive Plan had then been in effect because awards under the Incentive Plan will be made at the discretion of the Committee.

Vote Required for Approval

The proposal to approve the Incentive Plan requires the affirmative vote of a majority of our total shares of common stock issued and outstanding, whether present in person or represented by proxy. Abstentions and broker non-votes will not be counted for purposes of determining whether this proposal has been approved.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE

INCENTIVE PLAN PROPOSAL.

PROPOSAL FIVE

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee has recommended the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

The shareholders are being requested to ratify the appointment of Marcum LLP at the Annual Meeting. The Company anticipates that a representative of Marcum LLP will attend the Annual Meeting. The representative will have an opportunity to make a statement and to respond to appropriate shareholder questions.

Neither the Company’s Amended and Restated Articles of Incorporation nor the Company’s Amended and Restated Bylaws require that shareholders ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm. However, we are requesting ratification because we believe it is a matter of good corporate governance. If the Company’s shareholders do not ratify the appointment, the Audit Committee will reconsider whether or not to retain Marcum LLP, but may, nonetheless, retain Marcum LLP as the Company’s independent registered public accountants. Even if the appointment is ratified, the Audit Committee in its discretion may change the appointment at any time if it determines that the change would be in the best interests of the Company and its shareholders.

Vote Required

You may vote in favor or against this proposal or you may abstain from voting. The affirmative vote of a majority of all votes present or represented by proxy and entitled to vote at the Annual Meeting is required to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm. If shareholders of record do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board of Directors are to be voted on this proposal, such shares will be voted in favor of the ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm. Abstentions will have the same effect as votes cast against the proposal. Generally, brokers and other nominees that do not receive instructions are entitled to vote on the ratification of the appointment of our independent registered public accounting firm as this is a routine matter.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE
REAPPOINTMENT OF MARCUM LLP.

SHAREHOLDER PROPOSALS

Proposals for the 2021 Annual Meeting of Shareholders

Shareholder proposals intended to be presented in our proxy materials for our 2021 annual meeting of shareholders must be received by June 22, 2021 and must satisfy the requirements of the proxy rules promulgated by the Securities and Exchange Commission.

A shareholder who wishes to make a proposal at our 2021 annual meeting of shareholders without including the proposal in our proxy statement must notify us by September 4, 2021. If a shareholder fails to give notice by this date, then the persons named as proxies in the proxies we solicit for the next annual meeting will have discretionary authority to vote on the proposal.

Mailing Instructions

Proposals should be delivered to General Cannabis Corp 6565 E. Evans Avenue, Denver, Colorado 80224, Attention: Chief Executive Officer. To avoid controversy and establish timely receipt by the Company, it is suggested that shareholders send their proposals by certified mail, return receipt requested.

COMMUNICATION WITH THE BOARD OF DIRECTORS

Shareholders may send communications to our directors as a group or individually, by writing to those individuals or the group: c/o the Chief Executive Officer c/o General Cannabis Corp, 6565 E. Evans Avenue, Denver, CO 80224. The Chief Executive Officer will review all correspondence received and will forward all correspondence that is relevant to the duties and responsibilities of the Board or the business of the Company to the intended director(s). Examples of inappropriate communication include business solicitations, advertising and communication that is frivolous in nature, relates to routine business matters (such as product inquiries, complaints or suggestions), or raises grievances that are personal to the person submitting the communication. Upon request, any director may review communication that is not forwarded to the directors pursuant to this policy.

OTHER BUSINESS

The Board of Directors does not know of any other matter to be acted upon at the Annual Meeting. However, if any other matter shall properly come before the Annual Meeting, the proxyholders named in the proxy accompanying this Proxy Statement will have authority to vote all proxies in accordance with their discretion.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Steve Gutterman

Chief Executive Officer

Dated: October 21, 2020
Denver, Colorado

Annex A

GENERAL CANNABIS CORP

2020 OMNIBUS INCENTIVE PLAN

GENERAL CANNABIS CORP

2020 OMNIBUS INCENTIVE PLAN

1.	Purpose of Plan.

The purpose of the General Cannabis Corp 2020 Omnibus Incentive Plan (this “Plan”) is to advance the interests of General Cannabis Corp, a Colorado corporation (the “Company”), and its stockholders by enabling the Company and its Subsidiaries to attract and retain qualified individuals to perform services for the Company and its Subsidiaries, providing incentive compensation for such individuals that is linked to the growth and profitability of the Company and increases in stockholder value and aligning the interests of such individuals with the interests of its stockholders through opportunities for equity participation in the Company.

2.	Definitions.

The following terms will have the meanings set forth below, unless the context clearly otherwise requires.  Terms defined elsewhere in this Plan will have the same meaning throughout this Plan.

2.1“Adverse Action” means any action or conduct by a Participant that the Committee, in its sole discretion, determines to be injurious, detrimental, prejudicial or adverse to the interests of the Company or any Subsidiary, including:  (a) disclosing confidential information of the Company or any Subsidiary to any person not authorized by the Company or Subsidiary to receive it, (b) engaging, directly or indirectly, in any commercial activity that in the judgment of the Committee competes with the business of the Company or any Subsidiary or (c) interfering with the relationships of the Company or any Subsidiary and their respective employees, independent contractors, customers, prospective customers and vendors.

2.2“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with, such Person where “control” will have the meaning given such term under Rule 405 of the Securities Act.

2.3“Applicable Law” means any applicable law, including without limitation, (a) provisions of the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; (b) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether federal, state, local or foreign; and (c) rules of any securities exchange, national market system or automated quotation system on which the shares of Common Stock are listed, quoted or traded.

2.4“Award” means, individually or collectively, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit, Deferred Stock Unit, Performance Award, Non-Employee Director Award, or Other Stock-Based Award, in each case granted to an Eligible Recipient pursuant to this Plan.

2.5“Award Agreement” means either: (a) a written or electronic (as provided in Section 22.7) agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, including any amendment or modification thereof, or (b) a written or electronic (as provided in Section 22.7) statement issued by the Company to a Participant describing the terms and provisions of such an Award, including any amendment or modification thereof.

2.6“Board” means the Board of Directors of the Company.

2.7“Broker Exercise Notice” means a written notice pursuant to which a Participant, upon exercise of an Option, irrevocably instructs a broker or dealer to sell a sufficient number of shares of Common Stock to pay all or a portion of the exercise price of the Option or any related withholding tax obligations and remit such sums to the Company and directs the Company to deliver shares of Common Stock to be issued upon such exercise directly to such broker or dealer or its nominee.

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2.8“Cause” means, unless otherwise provided in an Award Agreement, (a) “Cause” as defined in any employment, consulting, severance or similar agreement between the Participant and the Company or one of its Subsidiaries or Affiliates (an “Individual Agreement”), or (b) if there is no such Individual Agreement or if it does not define Cause: (i) dishonesty, fraud, misrepresentation, embezzlement or deliberate injury or attempted injury, in each case related to the Company or any Subsidiary; (ii) any unlawful or criminal activity of a serious nature; (iii) any intentional and deliberate breach of a duty or duties that, individually or in the aggregate, are material in relation to the Participant’s overall duties; (iv) any material breach by a Participant of any employment, service, confidentiality, non-compete or non-solicitation agreement entered into with the Company or any Subsidiary; or (v) before a Change in Control, such other events as will be determined by the Committee.  Before a Change in Control, the Committee will, unless otherwise provided in an Individual Agreement, have the sole discretion to determine whether “Cause” exists with respect to sub-clauses (i), (ii), (iii), (iv) or (v) above, and its determination will be final.

2.9“Change in Control” means, unless otherwise provided in an Award Agreement or any Individual Agreement, and except as provided in Section 18, an event described in Section 15.1 of this Plan.

2.10“Code” means the Internal Revenue Code of 1986, as amended.  Any reference to a section of the Code herein will be deemed to include a reference to any applicable regulations thereunder and any successor or amended section of the Code.

2.11“Committee” means the Board or, if the Board so delegates, the Compensation Committee of the Board or a subcommittee thereof, or any other committee delegated authority by the Board to administer this Plan.  If the Board determines appropriate, such committee may be comprised solely of directors designated by the Board to administer this Plan who are (a) “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act, and (b) “independent directors” within the meaning of the rules of the NYSE American, Nasdaq Stock Market (or other applicable exchange or market on which the Common Stock may be traded or quoted).  The members of the Committee will be appointed from time to time by and will serve at the discretion of the Board.  Any action duly taken by the Committee will be valid and effective, whether or not the members of the Committee at the time of such action are later determined not to have satisfied the requirements of membership provided herein.

2.12“Common Stock” means the common stock of the Company, par value $.001 per share, or the number and kind of shares of stock or other securities into which such Common Stock may be changed in accordance with Section 4.4 of this Plan.

2.13“Company” means General Cannabis Corp, a Colorado corporation, and any successor thereto as provided in Section 22.5 of this Plan.

2.14“Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to the Company or any Subsidiary that: (a) are not in connection with the offer and sale of the Company’s securities in a capital raising transaction and (b) do not directly or indirectly promote or maintain a market for the Company’s securities.

2.15“Deferred Stock Unit” means a right granted to an Eligible Recipient pursuant to Section 8 of this Plan to receive shares of Common Stock (or the equivalent value in cash or other property if the Committee so provides) at a future time as determined by the Committee, or as determined by the Participant within guidelines established by the Committee in the case of voluntary deferral elections.

2.16“Director” means a member of the Board.

2.17“Disability” means, unless otherwise provided in an Award Agreement, with respect to a Participant who is a party to an Individual Agreement, which agreement contains a definition of “disability” or “permanent disability” (or words of like import) for purposes of termination of employment thereunder by the Company, “disability” or “permanent disability” as defined in the most recent of such agreements; or in all other cases, means the disability of the Participant such as would entitle the Participant to receive disability income benefits pursuant to the long-term disability

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plan of the Company or Subsidiary then covering the Participant or, if no such plan exists or is applicable to the Participant, the permanent and total disability of the Participant within the meaning of Section 22(e)(3) of the Code.

2.18“Dividend Equivalents” has the meaning set forth in Section 3.2(l) of this Plan.

2.19“Effective Date” means [_______________], 2020.

2.20“Eligible Recipients” means all Employees, all Non-Employee Directors and all Consultants.

2.21“Employee” means any individual performing services for the Company or a Subsidiary and designated as an employee of the Company or a Subsidiary on the payroll records thereof.  An Employee will not include any individual during any period he or she is classified or treated by the Company or Subsidiary as an independent contractor, a consultant, or any employee of an employment, consulting or temporary agency or any other entity other than the Company or Subsidiary, without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified as a common-law employee of the Company or Subsidiary during such period.  An individual will not cease to be an Employee in the case of: (a) any leave of absence approved by the Company, or (b) transfers between locations of the Company or between the Company or any Subsidiaries.  For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.  If reemployment upon expiration of a leave of absence approved by the Company or a Subsidiary, as applicable, is not so guaranteed, then three (3) months following the ninety-first (91st) day of such leave, any Incentive Stock Option held by a Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Non-Statutory Stock Option.  Neither service as a Director nor payment of a Director’s fee by the Company will be sufficient to constitute “employment” by the Company.

2.22“Exchange Act” means the Securities Exchange Act of 1934, as amended.  Any reference to a section of the Exchange Act herein will be deemed to include a reference to any applicable rules and regulations thereunder and any successor or amended section of the Exchange Act.

2.23“Fair Market Value” means, with respect to the Common Stock, as of any date a price that is based on the opening, closing, actual, high, low, or average selling prices of a share of Common Stock as reported on the NYSE American, Nasdaq Stock Market or other established stock exchange (or exchanges) or if the Common Stock is not so listed, admitted to unlisted trading privileges or reported on any national exchange, then as reported by the OTC Bulletin Board, OTC Markets or other comparable quotation service, on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days that is within thirty (30) days before or after the applicable valuation date, as determined by the Committee in its discretion, provided that with respect to establishing the exercise price of an Option or Stock Appreciation Right, the Committee shall irrevocably commit to grant such Award prior to the period during which the Fair Market Value is determined.  Unless the Committee determines otherwise, Fair Market Value shall be deemed to be equal to the closing sale price of the Common Stock as of the end of the regular trading session, as reported by the NYSE American, Nasdaq Stock Market or any national securities exchange on which the Common Stock is then listed (or, if no shares were traded on such date, as of the next preceding date on which there was such a trade) or if the Common Stock is not so listed, admitted to unlisted trading privileges or reported on any national exchange, the closing sale price as of the end of the regular trading session, as reported by the OTC Bulletin Board, OTC Markets or other comparable quotation service (or, if no shares were traded or quoted on such date, as of the next preceding date on which there was such a trade or quote).  In the event the Common Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of Fair Market Value shall be made by the Committee in such manner as it deems appropriate and in good faith in the exercise of its reasonable discretion, and consistent with the definition of “fair market value” under Section 409A of the Code.  If determined by the Committee, such determination will be final, conclusive and binding for all purposes and on all persons, including the Company, the stockholders of the Company, the Participants and their respective successors-in-interest.  No member of the Committee will be liable for any determination regarding the fair market value of the Common Stock that is made in good faith.

2.24“Grant Date” means the date an Award is granted to a Participant pursuant to this Plan and as determined pursuant to Section 5 of this Plan.

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2.25“Incentive Stock Option” means a right to purchase Common Stock granted to an Employee pursuant to Section 6 of this Plan that is designated as and intended to meet the requirements of an “incentive stock option” within the meaning of Section 422 of the Code, as subject to the terms of Section 19.3 hereafter.

2.26“Individual Agreement” has the meaning set forth in Section 2.8 of this Plan.

2.27“Non-Employee Director” means a Director who is not an Employee.

2.28“Non-Employee Director Award” means any Award granted, whether singly, in combination, or in tandem, to an Eligible Recipient who is a Non-Employee Director, pursuant to such applicable terms, conditions and limitations as the Board or Committee may establish in accordance with this Plan, including any Non-Employee Director Option.

2.29“Non-Employee Director Option” means a Non-Statutory Stock Option granted to a Non-Employee Director pursuant to Section 10 of this Plan.

2.30“Non-Statutory Stock Option” means a right to purchase Common Stock granted to an Eligible Recipient pursuant to Section 6 of this Plan that is not intended to meet the requirements of or does not qualify as an Incentive Stock Option.

2.31“Option” means an Incentive Stock Option or a Non-Statutory Stock Option, including a Non-Employee Director Option.

2.32“Other Stock-Based Award” means an Award, denominated in Shares, not otherwise described by the terms of this Plan, granted pursuant to Section 11 of this Plan.

2.33“Participant” means an Eligible Recipient who receives one or more Awards under this Plan.

2.34“Performance Award” means a right granted to an Eligible Recipient pursuant to Section 9 of this Plan to receive an amount of cash, number of shares of Common Stock, or a combination of both, contingent upon and the value of which at the time it is payable is determined as a function of the extent of the achievement of one or more Performance Goals during a specified Performance Period or the achievement of other objectives during a specified period.

2.35“Performance Goals” mean with respect to any applicable Award, one or more targets, goals or levels of attainment required to be achieved during the specified Performance Period, as set forth in the related Award Agreement.

2.36“Performance Period” means the period of time, as determined by the Committee, during which the Performance Goals must be met in order to determine the degree of payout or vesting with respect to an Award.

2.37“Period of Restriction” means the period when a Restricted Stock Award or Restricted Stock Units are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of Performance Goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Section 8 of this Plan.

2.38“Person” means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or any other entity of whatever nature.

2.39“Plan” means the General Cannabis Corp 2020 Omnibus Incentive Plan, as may be amended from time to time.

2.40“Plan Year” means the Company’s fiscal year.

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2.41“Previously Acquired Shares” means shares of Common Stock that are already owned by the Participant or, with respect to any Award, that are to be issued to the Participant upon the grant, exercise, vesting or settlement of such Award.

2.42“Restricted Stock Award” means an award of Common Stock granted to an Eligible Recipient pursuant to Section 8 of this Plan that is subject to the restrictions on transferability and the risk of forfeiture imposed by the provisions of such Section 8.

2.43“Restricted Stock Unit” means an award denominated in shares of Common Stock granted to an Eligible Recipient pursuant to Section 8 of this Plan.

2.44“Retirement,” means, unless otherwise defined in the Award Agreement or in an Individual Agreement between the Participant and the Company or one of its Subsidiaries or Affiliates, “Retirement” as defined from time to time for purposes of this Plan by the Committee or by the Company’s chief human resources officer or other person performing that function or, if not so defined, means voluntary termination of employment or service by the Participant on or after the date the Participant reaches age sixty-five (65) with the present intention to leave the Company’s industry or to leave the general workforce.

2.45“Securities Act” means the Securities Act of 1933, as amended.  Any reference to a section of the Securities Act herein will be deemed to include a reference to any applicable rules and regulations thereunder and any successor or amended section of the Securities Act.

2.46“Stock Appreciation Right” means a right granted to an Eligible Recipient pursuant to Section 7 of this Plan to receive a payment from the Company upon exercise, in the form of shares of Common Stock, cash or a combination of both, equal to the difference between the Fair Market Value of one or more shares of Common Stock and the grant price of such shares under the terms of such Stock Appreciation Right.

2.47“Stock-Based Award” means any Award, denominated in Shares, made pursuant to this Plan, including Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Performance Awards or Other Stock-Based Awards.

2.48“Subsidiary” means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, an interest of more than fifty percent (50%) by reason of stock ownership or otherwise.

2.49“Tax Date” means the date any withholding or employment related tax obligation arises under the Code or any Applicable Law for a Participant with respect to an Award.

2.50“Tax Laws” has the meaning set forth in Section 22.8 of this Plan.

3.	Plan Administration.

3.1The Committee.  The Plan will be administered by the Committee.  The Committee will act by majority approval of the members at a meeting or by unanimous written consent, and a majority of the members of the Committee will constitute a quorum.  The Committee may exercise its duties, power and authority under this Plan in its sole discretion without the consent of any Participant or other party, unless this Plan specifically provides otherwise.  The Committee will not be obligated to treat Participants or Eligible Recipients uniformly, and determinations made under this Plan may be made by the Committee selectively among Participants or Eligible Recipients, whether or not such Participants and Eligible Recipients are similarly situated.  Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of this Plan will be final, conclusive and binding for all purposes and on all persons, and no member of the Committee will be liable for any action or determination made in good faith with respect to this Plan or any Award granted under this Plan.

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3.2Authority of the Committee.  In accordance with and subject to the provisions of this Plan, the Committee will have full and exclusive discretionary power and authority to take such actions as it deems necessary and advisable with respect to the administration of this Plan, including the following:

(a)To designate the Eligible Recipients to be selected as Participants;

(b)To determine the nature, extent and terms of the Awards to be made to each Participant, including the amount of cash or number of shares of Common Stock to be subject to each Award, any exercise price or grant price, the manner in which Awards will vest, become exercisable, settled or paid out and whether Awards will be granted in tandem with other Awards, and the form of Award Agreement, if any, evidencing such Award;

(c)To determine the time or times when Awards will be granted;

(d)To determine the duration of each Award;

(e)To determine the terms, restrictions and other conditions to which the grant of an Award or the payment or vesting of Awards may be subject;

(f)To construe and interpret this Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration and in so doing, to correct any defect, omission, or inconsistency in this Plan or in an Award Agreement, in a manner and to the extent it will deem necessary or expedient to make this Plan fully effective;

(g)To determine Fair Market Value in accordance with Section 2.23 of this Plan;

(h)To amend this Plan or any Award Agreement, as provided in this Plan;

(i)To adopt sub-plans or special provisions applicable to Awards regulated by the laws of a jurisdiction other than, and outside of, the United States, which except as otherwise provided in this Plan, such sub-plans or special provisions may take precedence over other provisions of this Plan;

(j)To authorize any person to execute on behalf of the Company any Award Agreement or any other instrument required to effect the grant of an Award previously granted by the Committee;

(k)To determine whether Awards will be settled in shares of Common Stock, cash or in any combination thereof;

(l)To determine whether Awards will be adjusted for dividend equivalents, with “Dividend Equivalents” meaning a credit, made at the discretion of the Committee, to the account of a Participant in an amount equal to the cash dividends paid on one share of Common Stock for each share of Common Stock represented by an Award held by such Participant, subject to Section 12 of this Plan and any other provision of this Plan, and which Dividend Equivalents may be subject to the same conditions and restrictions as the Awards to which they attach and may be settled in the form of cash, shares of Common Stock, or in any combination of both; and

(m)To impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any shares of Common Stock, including restrictions under an insider trading policy, stock ownership guidelines, restrictions as to the use of a specified brokerage firm for such resales or other transfers and other restrictions designed to increase equity ownership by Participants or otherwise align the interests of Participants with the Company’s stockholders.

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3.3Delegation.  To the extent permitted by Applicable Law, the Committee may delegate to one or more of its members or to one or more officers of the Company or any Subsidiary or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under this Plan.  The Committee may, by resolution, authorize one or more directors of the Company or one or more officers of the Company to do one or both of the following on the same basis as can the Committee:  (a) designate Eligible Recipients to be recipients of Awards pursuant to this Plan; and (b) determine the size of any such Awards; provided, however, that (x) the Committee will not delegate such responsibilities to any such director(s) or officer(s) for any Awards granted to an Eligible Recipient: (i) who is a Non-Employee Director or who is subject to the reporting and liability provisions of Section 16 under the Exchange Act, or (ii) to whom authority to grant or amend Awards has been delegated hereunder; provided, further; that any delegation of administrative authority will only be permitted to the extent it is permissible under Applicable Law; (y) the resolution providing such authorization will set forth the type of Awards and total number of each type of Awards such director(s) or officer(s) may grant; and (z) such director(s) or officer(s) will report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated.  At all times, the delegate appointed under this Section 3.3 will serve in such capacity at the pleasure of the Committee.

3.4No Re-pricing.  Notwithstanding any other provision of this Plan, and subject to the terms of sub-section (b) below,

(a)the Committee may not, without prior approval of the Company’s stockholders, seek to effect any re-pricing of any previously granted, “underwater” Option or Stock Appreciation Right by: (i) amending or modifying the terms of the Option or Stock Appreciation Right to lower the exercise price or grant price; (ii) canceling the underwater Option or Stock Appreciation Right in exchange for (A) cash; (B) replacement Options or Stock Appreciation Rights having a lower exercise price or grant price; or (C) other Awards; or (iii) repurchasing the underwater Options or Stock Appreciation Rights and granting new Awards under this Plan.  For purposes of this Section 3.4, an Option or Stock Appreciation Right will be deemed to be “underwater” at any time when the Fair Market Value of the Common Stock is less than the exercise price of the Option or grant price of the Stock Appreciation Right.

(b)the terms of this Section 3.4 shall only apply if the Company is required to secure prior approval of the Company’s stockholders to effect any such re-pricing: (i) under any law, rule or regulation to which it is subject, or (ii) if the Common Stock is listed on any securities exchange that requires approval of the stockholders of a listed company to effect any such re-pricing.

3.5Participants Based Outside of the United States.  In addition to the authority of the Committee under Section 3.2(i) and notwithstanding any other provision of this Plan, the Committee may, in its sole discretion, amend the terms of this Plan or Awards with respect to Participants resident outside of the United States or employed by a non-U.S. Subsidiary in order to comply with local legal requirements, to otherwise protect the Company’s or Subsidiary’s interests or to meet objectives of this Plan, and may, where appropriate, establish one or more sub-plans (including the adoption of any required rules and regulations) for the purposes of qualifying for preferred tax treatment under foreign tax laws.  The Committee will have no authority, however, to take action pursuant to this Section 3.5:(a) to reserve shares of Common Stock or grant Awards in excess of the limitations provided in Section 4.1 of this Plan; (b) to effect any re-pricing in violation of Section 3.4 of this Plan; (c) to grant Options or Stock Appreciation Rights having an exercise price or grant price less than one hundred percent (100%) of the Fair Market Value of one share of Common Stock on the Grant Date in violation of Section 6.3 or Section 7.3 of this Plan; or (d) for which stockholder approval would then be required pursuant to Sections 19.2 or 19.3 of this Plan.

4.	Shares Available for Issuance.

4.1Maximum Number of Shares Available.  Subject to adjustment as provided in Section 4.4 of the Plan, the maximum number of shares of Common Stock that will be available for issuance under the Plan is 10,000,000 shares.  For the purposes of the above, in the case of convertible securities that may be issued subject to a variable exercise or conversion price, the number of outstanding shares will be determined as if the convertible securities were exercised and/or

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converted at the lowest price possible under the existing instrument.  The shares of Common Stock available for issuance under the Plan may, at the election of the Committee, be either treasury shares or shares authorized but unissued, and, if treasury shares are used, all references in the Plan to the issuance of shares will, for corporate law purposes, be deemed to mean the transfer of shares from treasury.

4.2Limits on Incentive Stock Options.  Notwithstanding any other provisions of this Plan to the contrary and subject to adjustment as provided in Section 4.4 of this Plan, the maximum aggregate number of shares of Common Stock that will be available for issuance pursuant to Incentive Stock Options under this Plan may not exceed 10,000,000 shares.

4.3Accounting for Awards.  Shares of Common Stock that are issued under this Plan or that are subject to outstanding Awards will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under this Plan only to the extent they are used; provided, however, that the full number of shares of Common Stock subject to a stock-settled Stock Appreciation Right or other Stock-Based Award will be counted against the shares authorized for issuance under this Plan, regardless of the number of shares actually issued upon settlement of such Stock Appreciation Right or other Stock-Based Award.  Furthermore, any shares of Common Stock withheld to satisfy tax withholding obligations on Awards issued under this Plan, any shares of Common Stock withheld to pay the exercise price or grant price of Awards under this Plan and any shares of Common Stock not issued or delivered as a result of the “net exercise” of an outstanding Option pursuant to Section 6.5 or settlement of a Stock Appreciation Right in shares of Common Stock pursuant to Section 7.6 will be counted against the shares of Common Stock authorized for issuance under this Plan and will not be available again for grant under this Plan.  Shares of Common Stock subject to Awards settled in cash will again be available for issuance pursuant to Awards granted under the Plan.  Any shares of Common Stock repurchased by the Company on the open market using the proceeds from the exercise of an Award will not increase the number of shares of Common Stock available for future grant of Awards.  Any shares of Common Stock related to Awards granted under this Plan that terminate by expiration, forfeiture, cancellation or otherwise without the issuance of the shares of Common Stock, will be available again for grant under this Plan.  To the extent permitted by Applicable Law, shares of Common Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or a Subsidiary pursuant to Section 20 of this Plan or otherwise will not be counted against shares of Common Stock available for issuance pursuant to this Plan.  The shares of Common Stock available for issuance under this Plan may be authorized and unissued shares or treasury shares.

4.4Adjustments to Shares and Awards.

(a)In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin off) or any other similar change in the corporate structure or shares of Common Stock of the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustment or substitutions (which determination will be conclusive) as to: (i) the number and kind of securities or other property (including cash) available for issuance or payment under this Plan, including the sub-limit set forth in Section 4.2 of this Plan, and (ii) in order to prevent dilution or enlargement of the rights of Participants, the number and kind of securities or other property (including cash) subject to outstanding Awards and the exercise price of outstanding Awards; provided, however, that this Section 4.4 will not limit the authority of the Committee to take action pursuant to Section 15 of this Plan in the event of a Change in Control.  The determination of the Committee as to the foregoing adjustments and/or substitutions, if any, will be final, conclusive and binding on Participants under this Plan.

(b)Notwithstanding anything else herein to the contrary, without affecting the number of shares of Common Stock reserved or available hereunder, the limit in Section 4.2 of this Plan, the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with the rules under Sections 422, 424 and 409A of the Code, as and where applicable.

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5.	Participation.

Participants in this Plan will be those Eligible Recipients who, in the judgment of the Committee, have contributed, are contributing or are expected to contribute to the achievement of the objectives of the Company or its Subsidiaries.  Eligible Recipients may be granted from time to time one or more Awards, singly or in combination or in tandem with other Awards, as may be determined by the Committee in its sole discretion.  Awards will be deemed to be granted as of the date specified in the grant resolution of the Committee, which date will be the Grant Date of any related Award Agreement with the Participant.

6.	Options.

6.1Grant.  An Eligible Recipient may be granted one or more Options under this Plan, and such Options will be subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion.  Incentive Stock Options may be granted solely to eligible Employees of the Company or a Subsidiary.  The Committee may designate whether an Option is to be considered an Incentive Stock Option or a Non-Statutory Stock Option.  To the extent that any Incentive Stock Option (or portion thereof) granted under this Plan ceases for any reason to qualify as an “incentive stock option” for purposes of Section 422 of the Code, such Incentive Stock Option (or portion thereof) will continue to be outstanding for purposes of this Plan but will thereafter be deemed to be a Non-Statutory Stock Option.  Options may be granted to an Eligible Recipient for services provided to a Subsidiary only if, with respect to such Eligible Recipient, the underlying shares of Common Stock constitute “service recipient stock” within the meaning of Treas. Reg. Sec. 1.409A-1(b)(5)(iii) promulgated under the Code.

6.2Award Agreement.  Each Option grant will be evidenced by an Award Agreement that will specify the exercise price of the Option, the maximum duration of the Option, the number of shares of Common Stock to which the Option pertains, the conditions upon which an Option will become vested and exercisable, and such other provisions as the Committee will determine which are not inconsistent with the terms of this Plan.  The Award Agreement also will specify whether the Option is intended to be an Incentive Stock Option or a Non-Statutory Stock Option.

6.3Exercise Price.  The per share price to be paid by a Participant upon exercise of an Option granted pursuant to this Section 6 will be determined by the Committee in its sole discretion at the time of the Option grant; provided, however, that such price will not be less than one hundred percent (100%) of the Fair Market Value of one share of Common Stock on the Grant Date (one hundred and ten percent (110%) of the Fair Market Value if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company).

6.4Exercisability and Duration.  An Option will become exercisable at such times and in such installments and upon such terms and conditions as may be determined by the Committee in its sole discretion at the time of grant, including (a) the achievement of one or more of the Performance Goals; or that (b) the Participant remain in the continuous employment or service with the Company or a Subsidiary for a certain period; provided, however, that no Option may be exercisable after ten (10) years from the Grant Date (five (5) years from the Grant Date in the case of an Incentive Stock Option that is granted to a Participant who owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company).  Notwithstanding the foregoing, if the exercise of an Option that is exercisable in accordance with its terms is prevented by the provisions of Section 17 of this Plan, the Option will remain exercisable until thirty (30) days after the date such exercise first would no longer be prevented by such provisions, but in any event no later than the expiration date of such Option.

6.5Payment of Exercise Price.

(a)The total purchase price of the shares of Common Stock to be purchased upon exercise of an Option will be paid entirely in cash (including check, bank draft or money order); provided, however, that the Committee, in its sole discretion and upon terms and conditions established by the Committee, may allow such payments to be made, in whole or in part, by (i) tender of a Broker Exercise Notice; (ii) by tender, either by actual delivery or attestation as to ownership, of Previously Acquired Shares; (iii) a “net exercise” of the Option

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(as further described in paragraph (b), below); (iv) by a combination of such methods; or (v) any other method approved or accepted by the Committee in its sole discretion.  Notwithstanding any other provision of this Plan to the contrary, no Participant who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act will be permitted to make payment with respect to any Awards granted under this Plan, or continue any extension of credit with respect to such payment with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

(b)In the case of a “net exercise” of an Option, the Company will not require a payment of the exercise price of the Option from the Participant but will reduce the number of shares of Common Stock issued upon the exercise by the largest number of whole shares that has a Fair Market Value on the exercise date that does not exceed the aggregate exercise price for the shares exercised under this method.  Shares of Common Stock will no longer be outstanding under an Option (and will therefore not thereafter be exercisable) following the exercise of such Option to the extent of (i) shares used to pay the exercise price of an Option under the “net exercise,” (ii) shares actually delivered to the Participant as a result of such exercise and (iii) any shares withheld for purposes of tax withholding pursuant to Section 14 of this Plan.

(c)For purposes of such payment; Previously Acquired Shares tendered or covered by an attestation (i) will be valued at their Fair Market Value on the exercise date of the Option and (ii) shall have been held by the Participant for any minimum period necessary to avoid adverse accounting treatment as a result of such tender or attestation.

6.6Manner of Exercise.  An Option may be exercised by a Participant in whole or in part from time to time, subject to the conditions contained in this Plan and in the Award Agreement evidencing such Option, by delivery in person, by facsimile or electronic transmission or through the mail of written notice of exercise to the Company at its principal executive office (or to the Company’s designee as may be established from time to time by the Company and communicated to Participants) and by paying in full the total exercise price for the shares of Common Stock to be purchased in accordance with Section 6.5 of this Plan.

7.	Stock Appreciation Rights.

7.1Grant.  An Eligible Recipient may be granted one or more Stock Appreciation Rights under this Plan, and such Stock Appreciation Rights will be subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion.  Stock Appreciation Rights may be granted to an Eligible Recipient for services provided to a Subsidiary only if, with respect to such Eligible Recipient, the underlying shares of Common Stock constitute “service recipient stock” within the meaning of Treas. Reg. Sec. 1.409A-1(b)(5)(iii) promulgated under the Code.

7.2Award Agreement.  Each Stock Appreciation Right will be evidenced by an Award Agreement that will specify the grant price of the Stock Appreciation Right, the term of the Stock Appreciation Right, and such other provisions as the Committee will determine which are not inconsistent with the terms of this Plan.

7.3Grant Price.  The grant price of a Stock Appreciation Right will be determined by the Committee, in its discretion, at the Grant Date; provided, however, that such price may not be less than one hundred percent (100%) of the Fair Market Value of one share of Common Stock on the Grant Date.

7.4Exercisability and Duration.  A Stock Appreciation Right will become exercisable at such times and in such installments as may be determined by the Committee in its sole discretion at the time of grant; provided, however, that no Stock Appreciation Right may be exercisable after ten (10) years from its Grant Date.  Notwithstanding the foregoing, if the exercise of a Stock Appreciation Right that is exercisable in accordance with its terms is prevented by the provisions of Section 17 of this Plan, the Stock Appreciation Right will remain exercisable until thirty (30) days after the date such exercise first would no longer be prevented by such provisions, but in any event no later than the expiration date of such Stock Appreciation Right.

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7.5Manner of Exercise.  A Stock Appreciation Right will be exercised by giving notice in the same manner as for Options, as set forth in Section 6.6 of this Plan, subject to any other terms and conditions consistent with the other provisions of this Plan as may be determined by the Committee in its sole discretion.

7.6Settlement.  Upon the exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(a)The excess of the Fair Market Value of a share of Common Stock on the date of exercise over the per share grant price; by

(b)The number of shares of Common Stock with respect to which the Stock Appreciation Right is exercised.

7.7Form of Payment.  Payment, if any, with respect to a Stock Appreciation Right settled in accordance with Section 7.6 of this Plan will be made in accordance with the terms of the applicable Award Agreement, in cash, shares of Common Stock or a combination thereof, as the Committee determines.

8.	Restricted Stock Awards, Restricted Stock Units and Deferred Stock Units.

8.1Grant.  An Eligible Recipient may be granted one or more Restricted Stock Awards, Restricted Stock Units or Deferred Stock Units under this Plan, and such Awards will be subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion.  Restricted Stock Units will be similar to Restricted Stock Awards except that no shares of Common Stock are actually awarded to the Participant on the Grant Date of the Restricted Stock Units.  Restricted Stock Units and Deferred Stock Units will be denominated in shares of Common Stock but paid in cash, shares of Common Stock or a combination of cash and shares of Common Stock as the Committee, in its sole discretion, will determine, and as provided in the Award Agreement.

8.2Award Agreement.  Each Restricted Stock Award, Restricted Stock Unit or Deferred Stock Unit grant will be evidenced by an Award Agreement that will specify the type of Award, the period(s) of restriction, the number of shares of restricted Common Stock, or the number of Restricted Stock Units or Deferred Stock Units granted, and such other provisions as the Committee will determine that are not inconsistent with the terms of this Plan.

8.3Conditions and Restrictions.  Subject to the terms and conditions of this Plan, the Committee will impose such conditions or restrictions on a Restricted Stock Award, Restricted Stock Units or Deferred Stock Units granted pursuant to this Plan as it may deem advisable including a requirement that Participants pay a stipulated purchase price for each share of Common Stock underlying a Restricted Stock Award, Restricted Stock Unit or Deferred Stock Unit, restrictions based upon the achievement of specific Performance Goals, time-based restrictions on vesting following the attainment of the Performance Goals, time-based restrictions, restrictions under Applicable Laws or holding requirements or sale restrictions placed on the shares of Common Stock by the Company upon vesting of such Restricted Stock Award, Restricted Stock Units or Deferred Stock Units.

8.4Voting Rights.  Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by Applicable Law, as determined by the Committee, Participants holding a Restricted Stock Award granted hereunder will be granted the right to exercise full voting rights with respect to the shares of Common Stock underlying such Restricted Stock Award during the Period of Restriction.  A Participant will have no voting rights with respect to any Restricted Stock Units or Deferred Stock Units granted hereunder.

8.5Dividend Rights.

(a)Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by Applicable Law, as determined by the Committee, Participants holding a Restricted Stock Award granted hereunder will have the same dividend rights as the Company’s other stockholders.  Notwithstanding the foregoing any such dividends as to a Restricted Stock Award that is subject to vesting requirements will be subject to forfeiture and termination to the same extent as the Restricted Stock

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Award to which such dividends relate and the Award Agreement may require that any cash dividends be reinvested in additional shares of Common Stock subject to the Restricted Stock Award and subject to the same conditions and restrictions as the Restricted Stock Award with respect to which the dividends were paid.  In no event will dividends with respect to Restricted Stock Awards that are subject to vesting be paid or distributed until the vesting provisions of such Restricted Stock Award lapse.

(b)Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by Applicable Law, as determined by the Committee, prior to settlement or forfeiture, any Restricted Stock Units or Deferred Stock Unit awarded under this Plan may, at the Committee’s discretion, carry with it a right to Dividend Equivalents.  Such right entitles the Participant to be credited with an amount equal to all cash dividends paid on one share of Common Stock while the Restricted Stock Unit or Deferred Stock Unit is outstanding.  Dividend Equivalents may be converted into additional Restricted Stock Units or Deferred Stock Units and may (and will, to the extent required below) be made subject to the same conditions and restrictions as the Restricted Stock Units or Deferred Stock Units to which they attach.  Settlement of Dividend Equivalents may be made in the form of cash, in the form of shares of Common Stock, or in a combination of both.  Dividend Equivalents as to Restricted Stock Units or Deferred Stock Units will be subject to forfeiture and termination to the same extent as the corresponding Restricted Stock Units or Deferred Stock Units as to which the Dividend Equivalents relate.  In no event will Participants holding Restricted Stock Units or Deferred Stock Units be entitled to receive any Dividend Equivalents on such Restricted Stock Units or Deferred Stock Units until the vesting provisions of such Restricted Stock Units or Deferred Stock Units lapse.

8.6Enforcement of Restrictions.  To enforce the restrictions referred to in this Section 8, the Committee may place a legend on the stock certificates representing Restricted Stock Awards referring to such restrictions and may require the Participant, until the restrictions have lapsed, to keep the stock certificates, together with duly endorsed stock powers, in the custody of the Company or its transfer agent, or to maintain evidence of stock ownership, together with duly endorsed stock powers, in a certificateless book entry stock account with the Company’s transfer agent.  Alternatively, Restricted Stock Awards may be held in non-certificated form pursuant to such terms and conditions as the Company may establish with its registrar and transfer agent or any third-party administrator designated by the Company to hold Restricted Stock Awards on behalf of Participants.

8.7Lapse of Restrictions; Settlement.  Except as otherwise provided in this Plan, including without limitation this Section 8 and 16.4 of this Plan, shares of Common Stock underlying a Restricted Stock Award will become freely transferable by the Participant after all conditions and restrictions applicable to such shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations).  Upon the vesting of a Restricted Stock Unit, the Restricted Stock Unit will be settled, subject to the terms and conditions of the applicable Award Agreement, (a) in cash, based upon the Fair Market Value of the vested underlying shares of Common Stock, (b) in shares of Common Stock or (c) a combination thereof, as provided in the Award Agreement, except to the extent that a Participant has properly elected to defer income that may be attributable to a Restricted Stock Unit under a Company deferred compensation plan or arrangement.

8.8Section 83(b) Election for Restricted Stock Award.  If a Participant makes an election pursuant to Section 83(b) of the Code with respect to a Restricted Stock Award, the Participant must file, within thirty (30) days following the Grant Date of the Restricted Stock Award, a copy of such election with the Company and with the Internal Revenue Service, in accordance with the regulations under Section 83 of the Code.  The Committee may provide in the Award Agreement that the Restricted Stock Award is conditioned upon the Participant’s making or refraining from making an election with respect to the award under Section 83(b) of the Code.

9.	Performance Awards.

9.1Grant.  An Eligible Recipient may be granted one or more Performance Awards under this Plan, and such Awards will be subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion, including the achievement of one or more Performance Goals.

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9.2Award Agreement.  Each Performance Award will be evidenced by an Award Agreement that will specify the amount of cash, shares of Common Stock, other Awards, or combination of both to be received by the Participant upon payout of the Performance Award, any Performance Goals upon which the Performance Award is subject, any Performance Period during which any Performance Goals must be achieved and such other provisions as the Committee will determine which are not inconsistent with the terms of this Plan.

9.3Vesting.  Subject to the terms of this Plan, the Committee may impose such restrictions or conditions, not inconsistent with the provisions of this Plan, to the vesting of such Performance Awards as it deems appropriate, including the achievement of one or more of the Performance Goals.

9.4Earning of Performance Award Payment.  Subject to the terms of this Plan and the Award Agreement, after the applicable Performance Period has ended, the holder of Performance Awards will be entitled to receive payout on the value and number of Performance Awards earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals have been achieved and such other restrictions or conditions imposed on the vesting and payout of the Performance Awards has been satisfied.

9.5Form and Timing of Performance Award Payment.  Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Awards will be entitled to receive payment on the value and number of Performance Awards earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals have been achieved.  Payment of earned Performance Awards will be as determined by the Committee and as evidenced in the Award Agreement.  Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Awards in the form of cash, in shares of Common Stock or other Awards (or in a combination thereof) equal to the value of the earned Performance Awards at the close of the applicable Performance Period.  Payment of any Performance Award will be made as soon as practicable after the Committee has determined the extent to which the applicable Performance Goals have been achieved and not later than the fifteenth (15th) day of the third (3rd) month immediately following the later of the end of the Company’s fiscal year in which the Performance Period ends and any additional vesting restrictions are satisfied or the end of the calendar year in which the Performance Period ends and any additional vesting restrictions are satisfied, except to the extent that a Participant has properly elected to defer payment that may be attributable to a Performance Award under a Company deferred compensation plan or arrangement.  The determination of the Committee with respect to the form and time of payment of Performance Awards will be set forth in the Award Agreement pertaining to the grant of the Performance Award.  Any shares of Common Stock or other Awards issued in payment of earned Performance Awards may be granted subject to any restrictions deemed appropriate by the Committee, including that the Participant remain in the continuous employment or service with the Company or a Subsidiary for a certain period.

9.6Evaluation of Performance.  The Committee may provide in any such Award Agreement including Performance Goals that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period:  (a) items related to a change in accounting principles; (b) items relating to financing activities; (c) expenses for restructuring or productivity initiatives; (d) other non-operating items; (e) items related to acquisitions; (f) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (g) items related to the disposal of a business or segment of a business; (h) items related to discontinued operations that do not qualify as a segment of a business under applicable accounting standards; (i) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the Performance Period; (j) any other items of significant income or expense which are determined to be appropriate adjustments; (k) items relating to unusual or extraordinary corporate transactions, events or developments; (l) items related to amortization of acquired intangible assets; (m) items that are outside the scope of the Company’s core, on-going business activities; (n) items related to acquired in-process research and development; (o) items relating to changes in tax laws; (p) items relating to major licensing or partnership arrangements; (q) items relating to asset impairment charges; (r) items relating to gains or losses for litigation, arbitration and contractual settlements; (s) foreign exchange gains and losses; or (t) items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions.

9.7Adjustment of Performance Goals, Performance Periods or other Vesting Criteria.  The Committee may amend or modify the vesting criteria (including any Performance Goals or Performance Periods) of any outstanding Awards based in whole or in part on the financial performance of the Company (or any Subsidiary or division, business

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unit or other sub-unit thereof) in recognition of unusual or nonrecurring events (including the events described in Sections 9.6 or 4.4(a) of this Plan) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan.  The determination of the Committee as to the foregoing adjustments, if any, will be final, conclusive and binding on Participants under this Plan.

9.8Dividend Rights.  Participants holding Performance Awards granted under this Plan will not receive any cash dividends or Dividend Equivalents based on the dividends declared on shares of Common Stock that are subject to such Performance Awards during the period between the date that such Performance Awards are granted and the date such Performance Awards are settled.

10.	Non-Employee Director Awards.

10.1Automatic and Non-Discretionary Awards to Non-Employee Directors.  Subject to such terms and conditions, consistent with the other provisions of this Plan, the Committee at any time and from time to time may approve resolutions providing for the automatic grant to Non-Employee Directors of Non-Employee Director Awards granted under this Plan and may grant to Non-Employee Directors such discretionary Non-Employee Director Awards on such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion, and set forth in an applicable Award Agreement.

10.2Deferral of Award Payment; Election to Receive Award in Lieu of Retainers.  The Committee may permit Non-Employee Directors the opportunity to defer the payment of an Award pursuant to such terms and conditions as the Committee may prescribe from time to time.  In addition, the Committee may permit Non-Employee Directors to elect to receive, pursuant to the procedures established by the Board or a committee of the Board, all or any portion of their annual retainers, meeting fees, or other fees in Restricted Stock, Restricted Stock Units, Deferred Stock Units or other Stock-Based Awards as contemplated by this Plan in lieu of cash.

11.	Other Stock-Based Awards.

11.1Other Stock-Based Awards.  Subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion, the Committee may grant Other Stock-Based Awards to Eligible Recipients not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted shares of Common Stock) in such amounts and subject to such terms and conditions as the Committee will determine.  Such Awards may involve the transfer of actual shares of Common Stock to Participants as a bonus or in lieu of obligations to pay cash or deliver other property under this Plan or under other plans or compensatory arrangements, or payment in cash or otherwise of amounts based on the value of shares of Common Stock, and may include Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

11.2Value of Other Stock-Based Awards.  Each Other Stock-Based Award will be expressed in terms of shares of Common Stock or units based on shares of Common Stock, as determined by the Committee.  The Committee may establish Performance Goals in its discretion for any Other Stock-Based Award.  If the Committee exercises its discretion to establish Performance Goals for any such Awards, the number or value of Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the Performance Goals are met.

11.3Payment of Other Stock-Based Awards.  Payment, if any, with respect to an Other Stock-Based Award will be made in accordance with the terms of the Award, in cash or shares of Common Stock for any Other Stock-Based Award, as the Committee determines, except to the extent that a Participant has properly elected to defer payment that may be attributable to an Other Stock-Based Award under a Company deferred compensation plan or arrangement.

12.	Dividend Equivalents.

Subject to the provisions of this Plan and any Award Agreement, any Participant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on shares of Common Stock that are subject to any

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Award (including any Award that has been deferred), to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests, settles, is paid or expires, as determined by the Committee.  Such Dividend Equivalents will be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee and the Committee may provide that such amounts (if any) will be deemed to have been reinvested in additional shares of Common Stock or otherwise reinvested.  Notwithstanding the foregoing, the Committee may not grant Dividend Equivalents based on the dividends declared on shares of Common Stock that are subject to an Option or Stock Appreciation Right or unvested Performance Awards; and further, no dividend or Dividend Equivalents will be paid out with respect to any unvested Awards.

13.	Effect of Termination of Employment or Other Service.

13.1Termination Due to Cause.  Unless otherwise expressly provided by the Committee in its sole discretion in an Award Agreement or the terms of an Individual Agreement between the Participant and the Company or one of its Subsidiaries or Affiliates or a plan or policy of the Company applicable to the Participant specifically provides otherwise, and subject to Sections 13.4 and 13.5 of this Plan, in the event a Participant’s employment or other service with the Company and all Subsidiaries is terminated for Cause:

(a)All outstanding Options and Stock Appreciation Rights held by the Participant as of the effective date of such termination will be immediately terminated and forfeited;

(b)All outstanding but unvested Restricted Stock Awards, Restricted Stock Units, Performance Awards and Other Stock-Based Awards held by the Participant as of the effective date of such termination will be terminated and forfeited; and

(c)All other outstanding Awards to the extent not vested will be immediately terminated and forfeited.

13.2Termination Due to Death, Disability or Retirement.  Unless otherwise expressly provided by the Committee in its sole discretion in an Award Agreement between the Participant and the Company or one of its Subsidiaries or Affiliates or the terms of an Individual Agreement or a plan or policy of the Company applicable to the Participant specifically provides otherwise, and subject to Sections 13.4, 13.5 and 15 of this Plan, in the event a Participant’s employment or other service with the Company and all Subsidiaries is terminated by reason of death or Disability of a Participant, or in the case of a Participant that is an Employee, Retirement:

(a)All outstanding Options (excluding Non-Employee Director Options in the case of Retirement) and Stock Appreciation Rights held by the Participant as of the effective date of such termination or Retirement will, to the extent exercisable as of the date of such termination or Retirement, remain exercisable for a period of one (1) year after the date of such termination or Retirement (but in no event after the expiration date of any such Option or Stock Appreciation Right) and Options and Stock Appreciation Rights not exercisable as of the date of such termination or Retirement will be terminated and forfeited;

(b)All outstanding unvested Restricted Stock Awards held by the Participant as of the effective date of such termination or Retirement will be terminated and forfeited; and

(c)All outstanding unvested Restricted Stock Units, Performance Awards, and Other Stock-Based Awards held by the Participant as of the effective date of such termination or Retirement will be terminated and forfeited; provided, however, that with respect to any such Awards the vesting of which is based on the achievement of Performance Goals, if a Participant’s employment or other service with the Company or any Subsidiary, as the case may be, is terminated prior to the end of the Performance Period of such Award, but after the conclusion of a portion of the Performance Period (but in no event less than one year), the Committee may, in its sole discretion, cause shares of Common Stock to be delivered or payment made (except to the extent that a Participant has properly elected to defer income that may be attributable to such Award under a Company deferred compensation plan or arrangement) with respect to the Participant’s Award, but only if otherwise earned

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for the entire Performance Period and only with respect to the portion of the applicable Performance Period completed at the date of such event, with proration based on the number of months or  years that the Participant was employed or performed services during the Performance Period.  The Committee will consider the provisions of Section 13.5 of this Plan and will have the discretion to consider any other fact or circumstance in making its decision as to whether to deliver such shares of Common Stock or other payment, including whether the Participant again becomes employed.

13.3Termination for Reasons Other than Death, Disability or Retirement.  Unless otherwise expressly provided by the Committee in its sole discretion in an Award Agreement or the terms of an Individual Agreement between the Participant and the Company or one of its Subsidiaries or Affiliates or a plan or policy of the Company applicable to the Participant specifically provides otherwise, and subject to Sections 13.4, 13.5 and 15 of this Plan, in the event a Participant’s employment or other service with the Company and all Subsidiaries is terminated for any reason other than for Cause or death or Disability of a Participant, or in the case of a Participant that is an Employee, Retirement:

(a)All outstanding Options (including Non-Employee Director Options) and Stock Appreciation Rights held by the Participant as of the effective date of such termination will, to the extent exercisable as of such termination, remain exercisable for a period of three (3) months after such termination (but in no event after the expiration date of any such Option or Stock Appreciation Right) and Options and Stock Appreciation Rights not exercisable as of such termination will be terminated and forfeited.  If the Participant dies within the three (3) month period referred to in the preceding sentence, the Option or Stock Appreciation Right may be exercised by those entitled to do so under the Participant’s will or by the laws of descent and distribution within a period of one (1) year following the Participant’s death (but in no event after the expiration date of any such Option or Stock Appreciation Right); provided, however, that, with respect to Options held by any Non-Employee Director who has served in good standing (as determined by the Committee in its sole discretion) and whose resignation or termination is approved by the Board, the Committee may, in its sole discretion, cause any such Options not exercisable as of such termination to fully vest and/or extend the term of such Options and the period of exercise of such Options until the earlier of (x) the expiration date of such Options or (y) three (3) years from the date of Participant’s resignation or termination.

(b)All outstanding unvested Restricted Stock Awards held by the Participant as of the effective date of such termination will be terminated and forfeited;

(c)All outstanding unvested Restricted Stock Units, Performance Awards, and Other Stock-Based Awards held by the Participant as of the effective date of such termination will be terminated and forfeited; provided, however, that with respect to any such Awards the vesting of which is based on the achievement of Performance Goals, if a Participant’s employment or other service with the Company or any Subsidiary, as the case may be, is terminated by the Company without Cause prior to the end of the Performance Period of such Award, but after the conclusion of a portion of the Performance Period (but in no event less than one year), the Committee may, in its sole discretion, cause Shares to be delivered or payment made (except to the extent that a Participant has properly elected to defer income that may be attributable to such Award under a Company deferred compensation plan or arrangement) with respect to the Participant’s Award, but only if otherwise earned for the entire Performance Period and only with respect to the portion of the applicable Performance Period completed at the date of such event, with proration based on the number of months or years that the Participant was employed or performed services during the Performance Period.

13.4Modification of Rights upon Termination.  Notwithstanding the other provisions of this Section 13, upon a Participant’s termination of employment or other service with the Company or any Subsidiary, as the case may be, the Committee may, in its sole discretion (which may be exercised at any time on or after the Grant Date, including following such termination) cause Options or Stock Appreciation Rights (or any part thereof) held by such Participant as of the effective date of such termination to terminate, become or continue to become exercisable or remain exercisable following such termination of employment or service, and Restricted Stock, Restricted Stock Units, Deferred Stock Units, Performance Awards, Non-Employee Director Awards, and Other Stock-Based Awards held by such Participant as of the effective date of such termination to terminate, vest or become free of restrictions and conditions to payment, as the case may be, following such termination of employment or service, in each case in the manner determined by the Committee;

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provided, however, that (a) no Option or Stock Appreciation Right may remain exercisable beyond its expiration date; and (b) any such action by the Committee adversely affecting any outstanding Award will not be effective without the consent of the affected Participant (subject to the right of the Committee to take whatever action it deems appropriate under Section 4.4, 13.5, 15 or 19 of this Plan).

13.5Additional Forfeiture Events.

(a)Effect of Actions Constituting Cause or Adverse Action.  Notwithstanding anything in this Plan to the contrary and in addition to the other rights of the Committee under this Plan, including this Section 13.5, if a Participant is determined by the Committee, acting in its sole discretion, to have taken any action that would constitute Cause or an Adverse Action during or within one (1) year after the termination of employment or other service with the Company or a Subsidiary, irrespective of whether such action or the Committee’s determination occurs before or after termination of such Participant’s employment or other service with the Company or any Subsidiary and irrespective of whether or not the Participant was terminated as a result of such Cause or Adverse Action, (i) all rights of the Participant under this Plan and any Award Agreements evidencing an Award then held by the Participant will terminate and be forfeited without notice of any kind, and (ii) the Committee in its sole discretion will have the authority to rescind the exercise, vesting or issuance of, or payment in respect of, any Awards of the Participant that were exercised, vested or issued, or as to which such payment was made, and to require the Participant to pay to the Company, within ten (10) days of receipt from the Company of notice of such rescission, any amount received or the amount of any gain realized as a result of such rescinded exercise, vesting, issuance or payment (including any dividends paid or other distributions made with respect to any shares of Common Stock subject to any Award).  The Company may defer the exercise of any Option or Stock Appreciation Right for a period of up to six (6) months after receipt of the Participant’s written notice of exercise or the issuance of share certificates upon the vesting of any Award for a period of up to six (6) months after the date of such vesting in order for the Committee to make any determination as to the existence of Cause or an Adverse Action.  The Company will be entitled to withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a Subsidiary) or make other arrangements for the collection of all amounts necessary to satisfy such payment obligations.  Unless otherwise provided by the Committee in an applicable Award Agreement, this Section 13.5(a) will not apply to any Participant following a Change in Control.

(b)Forfeiture or Clawback of Awards Under Applicable Law and Company Policy.  If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, then any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 will reimburse the Company for the amount of any Award received by such individual under this Plan during the 12-month period following the first public issuance or filing with the Securities and Exchange Commission, as the case may be, of the financial document embodying such financial reporting requirement.  The Company also may seek to recover any Award made as required by the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act or any other clawback, forfeiture or recoupment provision required by Applicable Law or under the requirements of any stock exchange or market upon which the shares of Common Stock are then listed or traded.  In addition, all Awards under this Plan will be subject to forfeiture or other penalties pursuant to any clawback or forfeiture policy of the Company, as in effect from time to time, and such forfeiture and/or penalty conditions or provisions as determined by the Committee and set forth in the applicable Award Agreement.

14.	Payment of Withholding Taxes.

14.1General Rules.  The Company is entitled to (a) withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a Subsidiary), or make other arrangements for the collection of, all amounts the Company reasonably determines are necessary to satisfy any and all federal, foreign, state and local withholding and employment related tax requirements attributable to an Award, including the grant, exercise, vesting or settlement of, or payment of dividends with respect to, an Award or a disqualifying disposition of stock received upon exercise of an Incentive Stock Option, or (b) require the Participant promptly to remit

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the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to an Award.  When withholding shares of Common Stock for taxes is effected under this Plan, it will be withheld only up to an amount based on the maximum statutory tax rates in the Participant’s applicable tax jurisdiction or such other rate that will not trigger a negative accounting impact on the Company.

14.2Special Rules.  The Committee may, in its sole discretion and upon terms and conditions established by the Committee, permit or require a Participant to satisfy, in whole or in part, any withholding or employment related tax obligation described in Section 14.1 of this Plan by withholding shares of Common Stock underlying an Award, by electing to tender, or by attestation as to ownership of, Previously Acquired Shares, by delivery of a Broker Exercise Notice or a combination of such methods.  For purposes of satisfying a Participant’s withholding or employment-related tax obligation, shares of Common Stock withheld by the Company or Previously Acquired Shares tendered or covered by an attestation will be valued at their Fair Market Value on the Tax Date, provided that such Previously Acquired Shares have been held by the Participant for any minimum period necessary to avoid adverse accounting treatment as a result of such tender or attestation.

15.	Change in Control.

15.1Definition of Change in Control.  Unless otherwise provided in an Award Agreement or Individual Agreement between the Participant and the Company or one of its Subsidiaries or Affiliates, a “Change in Control” will mean the occurrence of any of the following:

(a)The acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of either the then outstanding shares of Common Stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, but excluding, for this purpose, any such acquisition by the Company or any of its Subsidiaries, or any employee benefit plan (or related trust) of the Company or its Subsidiaries, or any entity with respect to which, following such acquisition, more than fifty percent (50%) of, respectively, the then outstanding equity of such entity and the combined voting power of the then outstanding voting equity of such entity entitled to vote generally in the election of all or substantially all of the members of such entity's governing body is then beneficially owned, directly or indirectly, by the individuals and entities who were the beneficial owners, respectively, of the Common Stock and voting securities of the Company immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the then outstanding shares of Common Stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, as the case may be; or

(b)The consummation of a reorganization, merger or consolidation of the Company, in each case, with respect to which all or substantially all of the individuals and entities who were the respective beneficial owners of the Common Stock and voting securities of the Company immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than fifty percent (50%) of, respectively, the then outstanding shares of Common Stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation; or

(c)a complete liquidation or dissolution of the Company or the sale or other disposition of all or substantially all of the assets of the Company.

15.2Effect of Change in Control.  Subject to the terms of the applicable Award Agreement or an Individual Agreement, in the event of a Change in Control, the Committee (as constituted prior to such Change in Control) may, in its discretion:

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(a)require that shares of stock of the corporation resulting from such Change in Control, or a parent corporation thereof, be substituted for some or all of the shares of Common Stock subject to an outstanding Award, with an appropriate and equitable adjustment to such Award as shall be determined by the Board in accordance with Section 4.4;

(b)provide that (i) some or all outstanding Options shall become exercisable in full or in part, either immediately or upon a subsequent termination of employment, (ii) the restrictions or vesting applicable to some or all outstanding Restricted Stock Awards and Restricted Stock Units shall lapse in full or in part, either immediately or upon a subsequent termination of employment, (iii) the Performance Period applicable to some or all outstanding Awards shall lapse in full or in part, and/or (iv) the Performance Goals applicable to some or all outstanding Awards shall be deemed to be satisfied at the target or any other level; and/or

(c)require outstanding Awards, in whole or in part, to be surrendered to the Company by the holder, and to be immediately cancelled by the Company, and to provide for the holder to receive (A) a cash payment in an amount determined pursuant to Section 15.3 below; (B) shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Change in Control, or a parent corporation thereof, having a fair market value not less than the amount determined under clause (A) above; or (C) a combination of the payment of cash pursuant to clause (A) above and the issuance of shares pursuant to clause (B) above.

15.3Alternative Treatment of Incentive Awards.  In connection with a Change in Control, the Committee in its sole discretion, either in an Award Agreement at the time of grant of an Award or at any time after the grant of such an Award, in lieu of providing a substitute award to a Participant pursuant to Section 15.2(a), may determine that any or all outstanding Awards granted under the Plan, whether or not exercisable or vested, as the case may be, will be canceled and terminated and that in connection with such cancellation and termination the holder of such Award will receive for each share of Common Stock subject to such Award a cash payment (or the delivery of shares of stock, other securities or a combination of cash, stock and securities with a fair market value (as determined by the Committee in good faith) equivalent to such cash payment) equal to the difference, if any, between the consideration received by stockholders of the Company in respect of a share of Common Stock in connection with such Change in Control and the purchase price per share, if any, under the Award, multiplied by the number of shares of Common Stock subject to such Award (or in which such Award is denominated); provided, however, that if such product is zero ($0) or less or to the extent that the Award is not then exercisable, the Award may be canceled and terminated without payment therefor.  If any portion of the consideration pursuant to a Change in Control may be received by holders of shares of Common Stock on a contingent or delayed basis, the Committee may, in its sole discretion, determine the fair market value per share of such consideration as of the time of the Change in Control on the basis of the Committee’s good faith estimate of the present value of the probable future payment of such consideration.  Notwithstanding the foregoing, any shares of Common Stock issued pursuant to an Award that immediately prior to the effectiveness of the Change in Control are subject to no further restrictions pursuant to the Plan or an Award Agreement (other than pursuant to the securities laws) will be deemed to be outstanding shares of Common Stock and receive the same consideration as other outstanding shares of Common Stock in connection with the Change in Control.

15.4Limitation on Change in Control Payments.  Notwithstanding anything in this Section 15 to the contrary, if, with respect to a Participant, the acceleration of the vesting of an Award or the payment of cash in exchange for all or part of a Stock-Based Award (which acceleration or payment could be deemed a “payment” within the meaning of Section 280G(b)(2) of the Code), together with any other “payments” that such Participant has the right to receive from the Company or any corporation that is a member of an “affiliated group” (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the Code) of which the Company is a member, would constitute a “parachute payment” (as defined in Section 280G(b)(2) of the Code), then the “payments” to such Participant pursuant to Section 15.2 or Section 15.3 of this Plan will be reduced (or acceleration of vesting eliminated) to the largest amount as will result in no portion of such “payments” being subject to the excise tax imposed by Section 4999 of the Code; provided, however, that such reduction will be made only if the aggregate amount of the payments after such reduction exceeds the difference between (a) the amount of such payments absent such reduction minus (b) the aggregate amount of the excise tax imposed under Section 4999 of the Code attributable to any such excess parachute payments; and provided, further that such payments will be reduced (or acceleration of vesting eliminated) by first eliminating vesting of Options with an exercise price above

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the then Fair Market Value of  a share of Common Stock that have a positive value for purposes of Section 280G of the Code, followed by reducing or eliminating payments or benefits pro rata among Awards that are deferred compensation subject to Section 409A of the Code, and, if a further reduction is necessary, by reducing or eliminating payments or benefits pro rata among Awards that are not subject to Section 409A of the Code.  Notwithstanding the foregoing sentence, if a Participant is subject to a separate agreement with the Company or a Subsidiary that expressly addresses the potential application of Section 280G or 4999 of the Code, then this Section 15.4 will not apply and any “payments” to a Participant pursuant to Section 15 of this Plan will be treated as “payments” arising under such separate agreement; provided, however, such separate agreement may not modify the time or form of payment under any Award that constitutes deferred compensation subject to Section 409A of the Code if the modification would cause such Award to become subject to the adverse tax consequences specified in Section 409A of the Code.

15.5Exceptions.  Notwithstanding anything in this Section 15 to the contrary, individual Award Agreements or Individual Agreements between a Participant and the Company or one of its Subsidiaries or Affiliates may contain provisions with respect to vesting, payment or treatment of Awards upon the occurrence of a Change in Control, and the terms of any such Award Agreement or Individual Agreement will govern to the extent of any inconsistency with the terms of this Section 15.  The Committee will not be obligated to treat all Awards subject to this Section 15 in the same manner.  The timing of any payment under this Section 15 may be governed by any election to defer receipt of a payment made under a Company deferred compensation plan or arrangement.

16.	Rights of Eligible Recipients and Participants; Transferability.

16.1Employment.  Nothing in this Plan or an Award Agreement will interfere with or limit in any way the right of the Company or any Subsidiary to terminate the employment or service of any Eligible Recipient or Participant at any time, nor confer upon any Eligible Recipient or Participant any right to continue employment or other service with the Company or any Subsidiary.

16.2No Rights to Awards.  No Participant or Eligible Recipient will have any claim to be granted any Award under this Plan.

16.3Rights as a Stockholder.  Except as otherwise provided in the Award Agreement, a Participant will have no rights as a stockholder with respect to shares of Common Stock covered by any Stock-Based Award unless and until the Participant becomes the holder of record of such shares of Common Stock and then subject to any restrictions or limitations as provided herein or in the Award Agreement.

16.4Restrictions on Transfer.

(a)Except pursuant to testamentary will or the laws of descent and distribution or as otherwise expressly permitted by subsections (b) and (c) below, no right or interest of any Participant in an Award prior to the exercise (in the case of Options or Stock Appreciation Rights) or vesting, issuance or settlement of such Award will be assignable or transferable, or subjected to any lien, during the lifetime of the Participant, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise.

(b)A Participant will be entitled to designate a beneficiary to receive an Award upon such Participant’s death, and in the event of such Participant’s death, payment of any amounts due under this Plan will be made to, and exercise of any Options or Stock Appreciation Rights (to the extent permitted pursuant to Section 13 of this Plan) may be made by, such beneficiary.  If a deceased Participant has failed to designate a beneficiary, or if a beneficiary designated by the Participant fails to survive the Participant, payment of any amounts due under this Plan will be made to, and exercise of any Options or Stock Appreciation Rights (to the extent permitted pursuant to Section 13 of this Plan) may be made by, the Participant’s legal representatives, heirs and legatees.  If a deceased Participant has designated a beneficiary and such beneficiary survives the Participant but dies before complete payment of all amounts due under this Plan or exercise of all exercisable Options or Stock Appreciation Rights, then such payments will be made to, and the exercise of such Options or Stock Appreciation Rights may be made by, the legal representatives, heirs and legatees of the beneficiary.

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(c)Upon a Participant’s request, the Committee may, in its sole discretion, permit a transfer of all or a portion of a Non-Statutory Stock Option, other than for value, to such Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, any person sharing such Participant’s household (other than a tenant or employee), a trust in which any of the foregoing have more than fifty percent (50%) of the beneficial interests, a foundation in which any of the foregoing (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent (50%) of the voting interests.  Any permitted transferee will remain subject to all the terms and conditions applicable to the Participant prior to the transfer.  A permitted transfer may be conditioned upon such requirements as the Committee may, in its sole discretion, determine, including execution or delivery of appropriate acknowledgements, opinion of counsel, or other documents by the transferee.

(d)The Committee may impose such restrictions on any shares of Common Stock acquired by a Participant under this Plan as it may deem advisable, including minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which the Common Stock is then listed or traded, or under any blue sky or state securities laws applicable to such shares or the Company’s insider trading policy.

16.5Non-Exclusivity of this Plan.  Nothing contained in this Plan is intended to modify or rescind any previously approved compensation plans or programs of the Company or create any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.

17.	Securities Law and Other Restrictions.

17.1Restrictions.  Notwithstanding any other provision of this Plan or any Award Agreements entered into pursuant to this Plan, the Company will not be required to issue any shares of Common Stock under this Plan, and a Participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to Awards granted under this Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act and any applicable securities laws of a state or foreign jurisdiction or an exemption from such registration under the Securities Act and applicable state or foreign securities laws, and (b) there has been obtained any other consent, approval or permit from any other U.S. or foreign regulatory body which the Committee, in its sole discretion, deems necessary or advisable.  The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

17.2Market Stand-Off Agreement.  Except as otherwise approved by the Committee, the holder of any shares of Common Stock acquired in connection with the grant, exercise or vesting of an Award may not sell, assign, transfer or otherwise dispose of, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale of, any Common Stock (or other securities) of the Company held by such holder during the up to one hundred eighty (180) day period following the effective date any registration statement of the Company filed under the Securities Act (or such other period as the underwriters or the Company shall request in order to facilitate compliance with FINRA Rule 2711 or NYSE Member Rule 472 or any successor or similar rule or regulation).  The foregoing provisions will not apply to the sale of any securities to an underwriter pursuant to an underwriting agreement and shall only be applicable to such holder if all then current executive officers and directors of the Company enter into similar agreements.  The provisions hereof shall not apply to a registration relating solely to employee benefit plans on Form S 1 or Form S 8 or Rule 145 transactions on Form S 4, or similar forms that may be promulgated in the future.  The Company may impose stop transfer instructions with respect to the securities subject to the provisions hereof until the end of the applicable periods.  The underwriters in connection with any public offering subject to the foregoing provisions are intended third-party beneficiaries of this Section 17.2 and will have the right to enforce the provisions hereof as though they were a party hereto.  By accepting an Award under the Plan, each Participant agrees to enter into an appropriate lock-up agreement with any such underwriters containing provisions similar in all material respects with the terms of this Section 17.2.

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18.	Deferred Compensation; Compliance with Section 409A.

It is intended that all Awards issued under this Plan be in a form and administered in a manner that will comply with the requirements of Section 409A of the Code, or the requirements of an exception to Section 409A of the Code, and the Award Agreements and this Plan will be construed and administered in a manner that is consistent with and gives effect to such intent.  The Committee is authorized to adopt rules or regulations deemed necessary or appropriate to qualify for an exception from or to comply with the requirements of Section 409A of the Code.  With respect to an Award that constitutes a deferral of compensation subject to Code Section 409A: (a) if any amount is payable under such Award upon a termination of service, a termination of service will be treated as having occurred only at such time the Participant has experienced a Separation from Service; (b) if any amount is payable under such Award upon a Disability, a Disability will be treated as having occurred only at such time the Participant has experienced a “disability” as such term is defined for purposes of Code Section 409A; (c) if any amount is payable under such Award on account of the occurrence of a Change in Control, a Change in Control will be treated as having occurred only at such time a “change in the ownership or effective control of the corporation or in the ownership of a substantial portion of the assets of the corporation” as such terms are defined for purposes of Code Section 409A, (d) if any amount becomes payable under such Award on account of a Participant’s Separation from Service at such time as the Participant is a “specified employee” within the meaning of Code Section 409A, then no payment will be made, except as permitted under Code Section 409A, prior to the first business day after the earlier of (i) the date that is six months after the date of the Participant’s Separation from Service or (ii) the Participant’s death, and (e) no amendment to or payment under such Award will be made except and only to the extent permitted under Code Section 409A.

19.	Amendment, Modification and Termination.

19.1Generally.  Subject to other subsections of this Section 19 and Section 3.4 of this Plan, the Board at any time may suspend or terminate this Plan (or any portion thereof) or terminate any outstanding Award Agreement and the Committee, at any time and from time to time, may amend this Plan or amend or modify the terms of an outstanding Award.  The Committee’s power and authority to amend or modify the terms of an outstanding Award includes the authority to modify the number of shares of Common Stock or other terms and conditions of an Award, extend the term of an Award, accept the surrender of any outstanding Award or, to the extent not previously exercised or vested, authorize the grant of new Awards in substitution for surrendered Awards; provided, however that the amended or modified terms are permitted by this Plan as then in effect and that any Participant adversely affected by such amended or modified terms has consented to such amendment or modification.

19.2Stockholder Approval-General.  No amendments to this Plan will be effective without approval of the Company’s stockholders if: (a) stockholder approval of the amendment is then required pursuant to Section 422 of the Code, the rules of the primary stock exchange or stock market on which the Common Stock is then traded, applicable state corporate laws or regulations, applicable federal laws or regulations, and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under this Plan; or (b) such amendment would: (i) modify Section 3.4 of this Plan; (ii) materially increase benefits accruing to Participants; (iii) increase the aggregate number of shares of Common Stock issued or issuable under this Plan; (iv) increase any limitation set forth in this Plan on the number of shares of Common Stock which may be issued or the aggregate value of Awards which may be made, in respect of any type of Award to any single Participant during any specified period; (v) modify the eligibility requirements for Participants in this Plan; or (vi) reduce the minimum exercise price or grant price as set forth in Sections 6.3 and 7.3 of this Plan.

19.3Shareholder Approval-Awarding of Incentive Stock Options.  The Plan was approved by the Board and became effective on the Effective Date.  Those provisions of the Plan that for federal tax purposes require approval of the stockholders of the Company (i.e., the granting of incentive stock options) shall not become effective until adopted by the stockholders, however, the Company reserves the right to grant Incentive Stock Options provided stockholder approval is secured within one (1) year from the date thereof.  In the event Incentive Stock Options are granted and Stockholder approval is not timely secured, such Options shall remain in full force and effect, however, shall automatically convert to Non-Qualified Options.

19.4Awards Previously Granted.  Notwithstanding any other provision of this Plan to the contrary, no termination, suspension or amendment of this Plan may adversely affect any outstanding Award without the consent of

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the affected Participant; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate under Sections 4.4, 9.7, 13, 15, 18 or 19.5 of this Plan.

19.5Amendments to Conform to Law.  Notwithstanding any other provision of this Plan to the contrary, the Committee may amend this Plan or an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming this Plan or an Award Agreement to any present or future law relating to plans of this or similar nature, and to the administrative regulations and rulings promulgated thereunder.  By accepting an Award under this Plan, a Participant agrees to any amendment made pursuant to this Section 19 to any Award granted under this Plan without further consideration or action.

20.	Substituted Awards.

The Committee may grant Awards under this Plan in substitution for stock and stock-based awards held by employees of another entity who become employees of the Company or a Subsidiary as a result of a merger or consolidation of the former employing entity with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the former employing corporation.  The Committee may direct that the substitute Awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

21.	Effective Date and Duration of this Plan.

This Plan is effective as of the Effective Date.  This Plan will terminate at midnight on the day before the ten (10) year anniversary of the Effective Date, and may be terminated prior to such time by Board action.  No Award will be granted after termination of this Plan, but Awards outstanding upon termination of this Plan will remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

22.	Miscellaneous.

22.1Usage.  In this Plan, except where otherwise indicated by clear contrary intention, (a) any masculine term used herein also will include the feminine, (b) the plural will include the singular, and the singular will include the plural, (c) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding such term, and (d) “or” is used in the inclusive sense of “and/or”.

22.2Relationship to Other Benefits.  Neither Awards made under this Plan nor shares of Common Stock or cash paid pursuant to such Awards under this Plan will be included as “compensation” for purposes of computing the benefits payable to any Participant under any pension, retirement (qualified or non-qualified), savings, profit sharing, group insurance, welfare, or benefit plan of the Company or any Subsidiary unless provided otherwise in such plan.

22.3Fractional Shares.  No fractional shares of Common Stock will be issued or delivered under this Plan or any Award.  The Committee will determine whether cash, other Awards or other property will be issued or paid in lieu of fractional shares of Common Stock or whether such fractional shares of Common Stock or any rights thereto will be forfeited or otherwise eliminated by rounding up or down.

22.4Governing Law.  Except to the extent expressly provided herein or in connection with other matters of corporate governance and authority (all of which will be governed by the laws of the Company’s jurisdiction of incorporation), the validity, construction, interpretation, administration and effect of this Plan and any rules, regulations and actions relating to this Plan will be governed by and construed exclusively in accordance with the laws of the State of Colorado, notwithstanding the conflicts of laws principles of any jurisdictions.

22.5Successors.  All obligations of the Company under this Plan with respect to Awards granted hereunder will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business or assets of the Company.

22.6Construction.  Wherever possible, each provision of this Plan and any Award Agreement will be interpreted so that it is valid under the Applicable Law.  If any provision of this Plan or any Award Agreement is to any

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extent invalid under the Applicable Law, that provision will still be effective to the extent it remains valid.  The remainder of this Plan and the Award Agreement also will continue to be valid, and the entire Plan and Award Agreement will continue to be valid in other jurisdictions.

22.7Delivery and Execution of Electronic Documents.  To the extent permitted by Applicable Law, the Company may:  (a) deliver by email or other electronic means (including posting on a Web site maintained by the Company or by a third party under contract with the Company) all documents relating to this Plan or any Award hereunder (including prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including annual reports and proxy statements), and (b) permit Participants to use electronic, internet or other non-paper means to execute applicable Plan documents (including Award Agreements) and take other actions under this Plan in a manner prescribed by the Committee.

22.8No Representations or Warranties Regarding Tax Effect.  Notwithstanding any provision of this Plan to the contrary, the Company and its Subsidiaries, the Board, and the Committee neither represent nor warrant the tax treatment under any federal, state, local, or foreign laws and regulations thereunder (individually and collectively referred to as the “Tax Laws”) of any Award granted or any amounts paid to any Participant under this Plan including, but not limited to, when and to what extent such Awards or amounts may be subject to tax, penalties, and interest under the Tax Laws.

22.9Unfunded Plan.  Participants will have no right, title or interest whatsoever in or to any investments that the Company or its Subsidiaries may make to aid it in meeting its obligations under this Plan.  Nothing contained in this Plan, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other individual.  To the extent that any individual acquires a right to receive payments from the Company or any Subsidiary under this Plan, such right will be no greater than the right of an unsecured general creditor of the Company or the Subsidiary, as the case may be.  All payments to be made hereunder will be paid from the general funds of the Company or the Subsidiary, as the case may be, and no special or separate fund will be established and no segregation of assets will be made to assure payment of such amounts except as expressly set forth in this Plan.

22.10Indemnification.  Subject to any limitations and requirements of Colorado law, each individual who is or will have been a member of the Board, or a Committee appointed by the Board, or an officer or Employee of the Company to whom authority was delegated in accordance with Section 3.3 of this Plan, will be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit or proceeding against him or her, provided he or she will give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his/her own behalf.  The foregoing right of indemnification will not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or pursuant to any agreement with the Company, or any power that the Company may have to indemnify them or hold them harmless.

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GENERAL CANNABIS CORP Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945 Vote by Internet, Telephone or Mail 24 Hours a Day, 7 Days a Week Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. : INTERNET/MOBILE – www.proxypush.com/cann Use the Internet to vote your proxy until 11:59 p.m. (ET) on November 22, 2020. ( PHONE – 1-866-883-3382 Use a touch-tone telephone to vote your proxy until 11:59 p.m. (ET) on November 22, 2020. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. * If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card. The Board of Directors Recommends a Vote FOR Items 1, 2, 3, 4 and 5. 1. Election of directors: 01 Carl J. Williams 02 Steve Gutterman 03 Adam Hershey 04 J. Barker Dalton 05 Richard Travia Vote FOR Vote WITHHELD from all nominees all nominees (except as marked) (Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.) 2. To approve, on an advisory basis, the Company’s executive officer compensation. 3. To consider and vote on a proposal to amend the Company’s Amended and Restated Articles of Incorporation to increase the authorized number of shares of common stock from 100,000,000 to 200,000,000 shares. 4. To approve the General Cannabis Corp 2020 Omnibus Incentive Plan. 5. To ratify the appointment of Marcum LLP, as the independent registered public accounting firm of the Company for the year ending December 31, 2020. For Against Abstain For Against Abstain For Against Abstain For Against Abstain THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD RECOMMENDS. Date Address Change? Mark box, sign, and indicate changes below: Signature(s) in Box Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, adminis-trators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

GENERAL CANNABIS CORP ANNUAL MEETING OF STOCKHOLDERS NOVEMBER 23, 2020 9:00 A.M. MOUNTAIN TIME HELD AT OFFICES OF FOX ROTHSCHILD LLP 1225 17th STREET, SUITE 2200 DENVER, COLORADO 80202 General Cannabis Corp 6565 E. Evans Avenue Denver, Colorado 80224 proxy This proxy is solicited by the Board of Directors for use at the Annual Meeting on November 23, 2020. The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify on the reverse side. If no choice is specified, the proxy will be voted “FOR” Items 1, 2, 3, 4 and 5. By signing the proxy, you revoke all prior proxies and hereby appoint Steve Gutterman and Diane Jones, and each of them with full power of substitution, as proxies and attorneys-in-fact and hereby authorize them to represent and vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting of Shareholders of General Cannabis Corp to be held November 23, 2020 at 9:00 a.m. Mountain Time or at any and all adjournments, continuations or postponements thereof. See reverse for voting instructions.